PACIFIC SELECT FUND
STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012

The Pacific Select Fund (the “Fund”) is an open-end investment management company that is comprised of the following portfolios (each a “Portfolio”, together the “Portfolios”).

U.S. Fixed Income Portfolios (Class I and Class P Shares)

Cash Management Portfolio* Diversified Bond Portfolio* Floating Rate Income Portfolio**#	Floating Rate Loan Portfolio* High Yield Bond Portfolio* Inflation Managed Portfolio*	Inflation Protected Portfolio** Managed Bond Portfolio* Short Duration Bond Portfolio*

Non-U.S. Fixed Income Portfolio (Class I and Class P Shares)

Emerging Markets Debt Portfolio**

U.S. Equity Portfolios (Class I and Class P Shares)

American Funds® Growth Portfolio* American Funds® Growth-Income Portfolio* Comstock Portfolio* Dividend Growth Portfolio* Equity Index Portfolio* Focused 30 Portfolio**	Growth LT Portfolio* Large-Cap Growth Portfolio* Large-Cap Value Portfolio* Long/Short Large-Cap Portfolio* Main Street® Core Portfolio* Mid-Cap Equity Portfolio*	Mid-Cap Growth Portfolio* Mid-Cap Value Portfolio* Small-Cap Equity Portfolio* Small-Cap Growth Portfolio* Small-Cap Index Portfolio* Small-Cap Value Portfolio*

Sector Portfolios (Class I and Class P Shares)

Health Sciences Portfolio*	Real Estate Portfolio**	Technology Portfolio*

Non-U.S. Equity Portfolios (Class I and Class P Shares)

Emerging Markets Portfolio* International Large-Cap Portfolio*	International Small-Cap Portfolio* International Value Portfolio*

Asset Allocation/Balanced Portfolios (Class I Shares only)

American Funds® Asset Allocation Portfolio*	Pacific Dynamix-Growth Portfolio*	Portfolio Optimization Moderate*
Pacific Dynamix-Conservative Growth Portfolio*	Portfolio Optimization Conservative*	Portfolio Optimization Growth*
Pacific Dynamix-Moderate Growth Portfolio*	Portfolio Optimization Moderate-Conservative*	Portfolio Optimization Aggressive-Growth*

Pacific Dynamix Underlying Portfolios (Class P Shares only)

PD Aggregate Bond Index Portfolio* PD High Yield Bond Market Portfolio* PD Large-Cap Growth Index Portfolio*	PD Large-Cap Value Index Portfolio* PD Small-Cap Growth Index Portfolio* PD Small-Cap Value Index Portfolio*	PD Emerging Markets Portfolio* PD International Large-Cap Portfolio*

*	Classified as diversified
**	Classified as non-diversified
#	This Portfolio is not yet available for investment.

The Fund’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement and is intended to supplement the information provided to investors in the Pacific Select Fund prospectuses dated May 1, 2012 and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectuses and retained for future reference. The audited financial statements and financial highlights of each of the Portfolios as set forth in the Pacific Select Fund Annual Reports to shareholders for the fiscal year ended December 31, 2011, including the notes thereto, are incorporated into this SAI by reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Fund’s Annual Reports dated December 31, 2011 and/or the Prospectuses, may be obtained free of charge from the Fund at the Internet website address or telephone numbers listed below.

Distributor:	Adviser:
Pacific Select Distributors, Inc. 700 Newport Center Drive P.O. Box 9000 Newport Beach, CA 92660	Pacific Life Fund Advisors LLC 700 Newport Center Drive P.O. Box 9000 Newport Beach, CA 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Financial Professionals: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-347-7787
Pacific Life & Annuity Company’s (“PL&A’s”) Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
Website: www.PacificLife.com/PacificSelectFund.htm

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

The investment goal and principal investment strategies of each Portfolio are described in the Prospectuses. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectuses. PLFA may in consultation with the relevant sub-adviser/management firm (the “Manager”), revise investment policies, strategies and restrictions for a Portfolio other than fundamental policies of a Portfolio. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

The Portfolios in which the three Pacific Dynamix Portfolios and the five Portfolio Optimization Portfolios invest are each generally referred to as an “Underlying Portfolio” or collectively as “Underlying Portfolios” in this SAI. When referring only to those Underlying Portfolios in which the three Pacific Dynamix Portfolios invest, the term “Pacific Dynamix Underlying Portfolios” is used.

The American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio and American Funds Growth Portfolio (each a “Feeder Portfolio” and collectively the “Feeder Portfolios”) currently do not invest directly in individual securities but rather invest all of their assets in the Asset Allocation Fund, Growth-Income Fund and Growth Fund (each a “Master Fund” and collectively the “Master Funds”), respectively. Each Master Fund is a series of American Funds Insurance Series® and invests directly in individual securities. PLFA may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the Feeder Portfolios itself or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval. The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.

Unless otherwise noted, a Portfolio may invest in other types of securities and investments and/or the Adviser or Manager may use other investment techniques in managing the Portfolios, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Manager reasonably believes are compatible with the investment goals and policies of that Portfolio. The Portfolio Optimization Portfolios and Pacific Dynamix Portfolios, however, will limit their investments to shares of the Underlying Portfolios, U.S. government securities and short-term debt instruments, although the Portfolio Optimization Portfolios and Pacific Dynamix Portfolios may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC. The Feeder Portfolios currently limit their investments to shares of the Master Funds, although the Feeder Portfolios may invest in other instruments as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 5% of total assets for the Cash Management Portfolio).

Cash Management Portfolio

In addition to the principal securities and investment techniques described in the Prospectus, the Portfolio may invest non-principally in: firm commitment agreements; when-issued securities; mortgage-related securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 5% of its assets in illiquid securities.

The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities. The Manager shall determine whether a security presents minimal credit risk under guidelines established by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated at the date of investment in the highest ratings categories, (i.e., Prime-1 by Moody’s Investor Service, Inc. (“Moody’s”), A-1 by Standard & Poor’s Rating Services (“S&P”)) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) it is a government security (which means any “government security” as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended (“1940 Act”)). The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality (0.5% for second-highest rating category), except that this limitation shall not apply to government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception subject to certain conditions for up to 25% of the Portfolio’s assets. For more information on diversification, see the “Diversification Versus Non-Diversification” section.

With respect to 3% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than 0.5% of its assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 397 calendar days or less (45 days or less for instruments in the second-highest rating category) from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

The SEC’s regulations require the Cash Management Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 60 calendar days or less, a dollar-weighted average life to maturity of 120 calendar days or less (measured without regard to interest rate adjustments on adjustable rate instruments) to limit its investments to instruments having remaining maturities of 397 calendar days or less (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in holdings that meet specified quality and credit criteria.

The Cash Management Portfolio complies with Rule 2a-7 of the 1940 Act as appropriate and as may be amended from time to time. Any action by the Adviser that is consistent with any no-action or interpretive position adopted by the SEC staff shall be deemed to be consistent with such Rule.

Diversified Bond Portfolio

The Portfolio may invest, as a principal investment strategy, in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: U.S. Treasury Inflation Protected Securities (“TIPS”); American Depositary Receipts (“ADRs”); European Depositary Receipts (“EDRs”); Global Depositary Receipts (“GDRs”); swap agreements; equity securities; preferred stocks; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); forward commitments; and securities issued by other investment companies.

The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PL Floating Rate Income Portfolio

This Portfolio is not yet available for investment.

The Portfolio is a “non-diversified” portfolio.

The Portfolio principally invests all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk) or if unrated, are of comparable quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A, the discussion under “High Yield Bonds” and “Loan Participations and Assignments.”

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: investment grade debt securities and/or investment grade short-term debt securities with remaining maturities of one year or less, including money market securities; warrants and equity securities in connection with the Portfolio’s investments in senior loans or other debt instruments; senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rate; senior subordinated bridge loans, senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; other floating rate debt instruments, such as notes and asset backed securities (including special purpose trusts investing in bank loans); loans or other debt instruments that pay-in-kind (PIK), which are loans or other debt instruments that pay interest through the issuance of additional securities; and other investment companies, including exchange traded funds and closed-end funds which invest in floating rate instruments. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio.

Floating Rate Loan Portfolio

The Portfolio principally invests all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk) or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” and “Loan Participations and Assignments” sections as well as Appendix A for information on fixed income ratings.

The Portfolio may invest more than 25% of its total assets in securities of issuers considered to be in the financial services or institutions industries, which include (but are not limited to) commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance, and special purpose financial companies. The financial services industry is subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

The Portfolio may also invest non-principally in credit default swaps which are used to manage default risk of an issuer and/or gain exposure to a portion of the fixed income market, loan credit index, or an individual issuer. The Portfolio may invest up to 5% of its assets in futures contracts and options thereon, foreign exchange contracts and other currency hedging strategies to hedge against fluctuations in currency exchange rates. The Portfolio may also make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Portfolio may receive a fee. The Manager intends to limit any such commitments to less than 5% of the Portfolio’s assets. The Portfolio may also enter into repurchase agreements with respect to its permitted investments. The Portfolio may also (1) purchase warrants with upfront fees received in connection with purchasing a loan and (2) receive and hold warrants in connection with a loan restructuring. The Portfolio may also invest in closed-end investment companies which invest in floating rate instruments. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio.

High Yield Bond Portfolio

The Portfolio invests principally in fixed income securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P, or, if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may also invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; loan participations and assignments; commercial paper; mortgage-related securities; asset-backed securities; firm commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Portfolio may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks). In seeking higher income, managing the Portfolio’s duration, or reducing principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, credit default, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Inflation Managed Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: bank obligations; firm commitment agreements; when-issued securities; and repurchase and reverse repurchase agreements. The Portfolio may invest up to 5% of its net assets in event-linked bonds. In addition, the Portfolio may invest up to 10% of its assets in preferred stock. The Portfolio may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch or if unrated, are of comparable quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

The Portfolio may principally purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Inflation Protected Portfolio

The Portfolio is a “non-diversified” portfolio.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: structured notes; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; and emerging markets debt. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch or if unrated, are of comparable quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

The Portfolio may principally purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps (on individual securities and/or a basket of securities), and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Managed Bond Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may non-principally invest in: bank obligations; firm commitment agreements; when-issued securities; and repurchase and reverse repurchase agreements. The Portfolio may invest up to 5% of its net assets in event-linked bonds. In addition, the Portfolio may invest up to 10% of its total assets in equity related securities and preferred stock. Equity-related securities share characteristics of both debt and equity, such as convertible securities. The Portfolio may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch or if unrated, are of comparable quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

The Portfolio may principally purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Duration Bond Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; Yankee bonds; eurobonds; and preferred stock. The Portfolio may also engage in short sales against the box and invest up to 5% of its assets in foreign denominated securities. The Portfolio may invest up to 5% of its assets in debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest, on yield curves and on futures contracts, foreign currencies, and swap agreements.

The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Portfolio may also invest in money market funds, including those managed by T. Rowe Price, as a means of return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by T. Rowe Price from the SEC.

Emerging Markets Debt Portfolio

The Portfolio is a “non-diversified” portfolio.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; distressed securities; equity securities; floating rate bank loans and debt instruments; hybrid instruments; illiquid securities; inflation-indexed bonds; preferred stock; repurchase agreements; reverse repurchase agreements; U.S. government securities; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; and step-ups and payment-in-kind securities.

The Portfolio may principally use derivatives such as option contracts, participation notes, options on futures contracts (including on foreign currency), short sales and credit spread trades. These derivatives may be used to attempt to mitigate various risks, hedge existing positions, adjust certain characteristics of the Portfolio and gain exposure to the particular underlying reference asset as a substitute for direct investment in the reference asset. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

American Funds Growth Portfolio

The Growth Fund of the American Funds Insurance Series serves as a Master Fund (“Master Growth Fund”) to the American Funds Growth Portfolio. In addition to the principal investment policies and techniques described in the Prospectus, the Master Growth Fund may invest non-principally in, among other things: real estate investment trusts (“REITs”); cash and cash equivalents, small-capitalization stocks; debt securities; convertible securities; and private placements. The Master Growth Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the 1940 Act. In addition, the Master Growth Fund may invest up to 10% of its assets in non-investment grade (high yield/high risk) debt securities rated BB+ or lower by S&P or Fitch, Ba1 or lower by Moody’s or if unrated, are of comparable quality as determined by the investment adviser to the Master Growth Fund. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

Please see the American Funds Insurance Series statement of additional information, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Growth Fund.

American Funds Growth-Income Portfolio

The Growth-Income Fund of the American Funds Insurance Series serves as a Master Fund (“Master Growth-Income Fund”) to the American Funds Growth-Income Portfolio. In addition to the principal investment policies and techniques described in the Prospectus, the Master Growth-Income Fund may invest non-principally in, among other things: REITs; cash and cash equivalents, small-capitalization stocks; debt securities; convertible securities; repurchase agreements; and private placements. The Master Growth-Income Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the 1940 Act. In addition, the Master Growth-Income Fund may invest up to 5% of its assets in non-investment grade (high yield/high risk) debt securities rated BB+ or lower by S&P or Fitch, Ba1 or lower by Moody’s or if unrated, are of comparable quality as determined by the investment adviser to the Master Growth-Income Fund. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

Please see the American Funds Insurance Series statement of additional information, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Growth-Income Fund.

Comstock Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest up to 10% of its assets in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity and up to 10% of its assets in REITs and real estate operating companies (“REOCs”).

Dividend Growth Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; preferred stock; U.S. government securities; REITs, bank obligations; warrants; when-issued securities; commercial paper; repurchase agreements; reverse repurchase agreements and initial public offerings (“IPOs”). The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also purchase other investment company securities. See “Investments in Other Investment Company Securities” for more information.

The Portfolio may not invest in variable and floating rate securities. The Portfolio may also invest in money market funds, including those managed by T. Rowe Price, as a means of receiving a return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by T. Rowe Price from the SEC.

Equity Index Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may, as a non-principal investment strategy, purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may also enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. In connection with the use of derivative instruments, the Portfolio may also enter into short sales in order to adjust the weightings of particular securities, represented in a derivative to more accurately reflect the securities weightings in the target index. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; REITs; when-issued securities; and reverse repurchase agreements. The Portfolio may also invest in securities, issued by other investment companies, including exchange traded funds (“ETFs”). The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

The Portfolio may not invest in restricted securities (including private placements).

The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Focused 30 Portfolio

The Portfolio is a “non-diversified” portfolio.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may invest in money market funds managed by Janus as a means of receiving a return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest in ADRs, EDRs, and GDRs, and in debt securities, including bonds rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also engage in short sales against the box.

In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may also engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Growth LT Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small-capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may invest in money market funds managed by Janus as a means of receiving a return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by Janus from the SEC. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may also purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities.

Large-Cap Growth Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may, as a non-principal investment strategy, invest a portion of its assets in: U.S. government securities, its agencies and instrumentalities; bank and corporate debt securities, which may be denominated in any currency; repurchase agreements; reverse repurchase agreements; private placements; securities issued by other investment companies, including ETFs; convertible securities; warrants; rights; depositary receipts, including ADRs, EDRs, GDRs and other types of receipts evidencing ownership of the underlying foreign securities; exchange-traded index securities; short sales against the box; loan participations; when-issued securities; mortgage-backed securities; and asset-backed securities. The Portfolio may invest up to 5% of its assets in each of the following: limited partnerships that are publicly traded on a securities exchange; preferred stock; IPOs; restricted securities and other unregistered securities; REITs and REOCs. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Large-Cap Value Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may, as a non-principal investment strategy, invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity REITs; variable and floating rate securities; firm commitment agreements; when-issued securities; illiquid securities; fixed income securities and securities that can be converted into equity securities. The Portfolio may also invest in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also engage in short sales against the box. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Long/Short Large-Cap Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: preferred stock; convertible securities; bank obligations such as bankers’ acceptances, certificates of deposits, time deposits and demand instruments; commercial paper; REITs and REOCs; U.S. government securities, its agencies or instrumentalities; corporate debt securities; repurchase agreements; reverse repurchase agreements; rights and warrants; securities issued on a when-issued or delayed delivery basis; mortgage-related securities; limited partnerships that are publicly traded on a securities exchange; and variable and floating rate instruments. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in other investment companies, including ETFs; emerging market securities; foreign investments including equity and debt securities of foreign sovereigns or foreign entities, ADRs, EDRs and GDRs; IPOs; and private placements, restricted securities and other unregistered securities. The Portfolio may engage in interfund lending. The Portfolio may borrow, for temporary and/or investment purposes, and each Manager may invest in cash or cash equivalents for temporary defensive purposes. The Portfolio may also invest in OTC securities, short-term funding agreements issued by banks or highly rated U.S. insurance companies, and securities issued in connection with reorganizations and corporate restructurings.

Main Street Core Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: common stocks of small companies and in companies located outside the U.S. including emerging market countries and in ADRs; convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash.

To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if unrated, are of comparable quality as determined by the Manager.

Mid-Cap Equity Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: preferred stocks; securities convertible into or exchangeable for common stocks; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may also purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies). The Portfolio may invest up to 5% of its assets in private placements. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in equity REITs.

Mid-Cap Growth Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if unrated, are of comparable quality as determined by the Manager), including foreign and domestic securities. For more information on such securities see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also engage in short sales, and short sales against the box.

In addition, the Portfolio may invest up to 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience. The Portfolio may invest up to 5% of its assets in options contracts, which the Manager may use to seek to reduce risk to the Portfolio.

The Portfolio may invest up to 5% of its assets in private placements. The Portfolio may also invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations (“CMOs”), mortgage-backed securities, stripped mortgage-backed securities and pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady Bonds and reverse repurchase agreements. The Portfolio may invest up to 10% of its assets in REITs and REOCs. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Mid-Cap Value Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: repurchase agreements; when-issued securities; forward commitments; foreign securities, including ADRs, EDRs and GDRs; rights; warrants; and REITs. The Portfolio may also invest in U.S. government securities and in securities issued by other investment companies, including ETFs.

The Portfolio may also invest non-principally in derivatives, including writing covered call and put options, and buying call and put options. The Portfolio’s use of derivatives is primarily for the purpose of reducing risk to the Portfolio as a whole (hedge) but may also be used to maintain liquidity and commit cash pending investment. The Portfolio may, but under normal market conditions generally does not intend to, use derivatives to increase returns. The Portfolio may also engage in short sales against the box.

Small-Cap Equity Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: equity securities including investments in other investment companies as permitted by the 1940 Act; debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; PIKs; mortgage-related securities (including stripped mortgage-backed securities) as well as lower quality debt securities; asset-backed securities; CMOs; foreign securities including EDRs and GDRs; firm commitment agreements and when-issued securities. The Portfolio may also engage in short sales and short sales against the box; repurchase agreements; reverse repurchase agreements; emerging market countries; equity IPOs; REITs; and REOCs. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may invest up to 5% of its assets in structured notes, trade claims or warrants of which up to 2% can be in warrants listed on the New York or NYSE Amex Equities Stock Exchange.

Small-Cap Growth Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may, as a non-principal investment strategy, invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small-capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper). The Portfolio may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on fixed income ratings, see Appendix A. Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also engage in short sales against the box.

Small-Cap Index Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may, as a non-principal investment strategy, purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small-capitalization companies. The Portfolio may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if such securities are U.S. exchange-listed and included in the Russell 2000 Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may also invest in securities issued by other investment companies, including ETFs. In connection with the use of derivatives, the Portfolio may enter into short sales, in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Portfolio may also maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Index. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Value Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: preferred stock; convertible securities; U.S. government securities; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; repurchase agreements; and commercial paper. The Portfolio may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also engage in short sales against the box. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Health Sciences Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; Standard & Poor’s Depositary Receipts (“SPDRs”); when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales and short sales against the box. The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in private securities; various business ventures, including partnerships and joint ventures; IPOs; ETFs; structured notes; and money market instruments. The Portfolio may also borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid securities.

Real Estate Portfolio

The Portfolio is a “non-diversified” portfolio.

For purposes of the Portfolio’s principal investment policies, a company is in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may also invest non-principally in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; and structured notes. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Because of the Portfolio’s policy of concentrating its investments in securities of issuers of real estate investment trusts (“REITS”) and in industries related to real estate, the Portfolio is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Portfolio are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Technology Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: debt securities; repurchase agreements; reverse repurchase agreements; IPOs; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; rights; ETFs; and illiquid securities. The Portfolio may also engage in short sales against the box. The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also use futures, options, forward contracts, and swaps to try to increase returns, hedge existing positions, provide equity exposure to the Portfolio’s cash position, as a substitute for securities, or to increase or reduce market or credit exposure.

Emerging Markets Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: non-convertible fixed income securities denominated in foreign currencies; small-capitalization stocks, including small and unseasoned companies; equity index swap agreements; equity-linked securities; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies securities, including optimized portfolios as listed securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio may also invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may also invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. The Portfolio may also use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. The Portfolio may invest up to 5% of its assets in direct investments in Russia, excluding ADRs, GDRs, and EDRs.

International Large-Cap Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: preferred stock; convertible securities; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations.

International Small-Cap Portfolio

The Portfolio invests principally in common stock or preferred stock of foreign issuers and U.S.-registered equity securities of foreign issuers.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated fixed income securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; securities convertible into or exchangeable for common stock; depositary receipts such as ADRs; and up to 5% of its assets in emerging markets securities not included in the Portfolio’s benchmark. The Portfolio may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

International Value Portfolio

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: convertible securities; depositary receipts, including GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; and semi-governmental securities; non-convertible fixed income securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and forward currency exchange contracts; and repurchase agreements. The Portfolio’s investments in convertible securities are not subject to the limitations described in the

“Bank Obligations” section. The Portfolio may engage in foreign currency transactions. The Portfolio may also invest up to 10% of its assets in emerging markets securities and up to 5% of its assets in each of the following: preferred stock and 144A securities. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations. The Portfolio may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the Manager. In addition, the Portfolio may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on such securities see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings.

American Funds Asset Allocation Portfolio

The Asset Allocation Fund of the American Funds Insurance Series serves as a Master Fund (“Master Asset Allocation Fund”) to the American Funds Asset Allocation Portfolio. The Master Asset Allocation Fund may invest principally in non-investment grade (high yield/high risk) debt securities rated BB+ or lower by S&P or Fitch, Ba1 or lower by Moody’s or if unrated, are of comparable quality as determined by the investment adviser to the Master Funds. For more information on such securities see the “High Yield Bonds” section, as well as Appendix A for more information on fixed income ratings. In addition to the principal investment policies and techniques described in the Prospectus, the Master Asset Allocation Fund may also invest non-principally in, among other things: REITs; pass-through securities, including mortgage-related securities and CMOs; asset-backed securities; cash and cash equivalents; small-capitalization companies; convertible securities; repurchase agreements; and private placements. The Master Asset Allocation Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the 1940 Act.

Please see the American Funds Insurance Series statement of additional information, which is delivered together with the Fund’s SAI, for more information regarding the investment techniques of the Master Asset Allocation Fund.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (together, the “Portfolio Optimization Portfolios”) will generally limit their investments to Class P shares of other Portfolios of the Fund, U.S. government securities and short term debt instruments, although the Portfolio Optimization Portfolios may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the “Pacific Dynamix Portfolios”) will limit their investments to shares of the Pacific Dynamix Underlying Portfolios, U.S. government securities and short term debt instruments, although the Pacific Dynamix Portfolios may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

PD Aggregate Bond Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: obligations of industrial, banking and other financial issuers; municipal bonds and notes; mortgage-related securities including CMOs and REMICs; variable and floating rate debt securities; asset-backed securities; zero coupon, pay-in-kind and deferred payment securities; money market instruments including short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. The Portfolio may also invest in money market funds, including those managed by SSgA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder. For information on bond ratings, see Appendix A.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD High Yield Bond Market Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

The Portfolio invests principally in non-investment grade fixed income securities (including corporate debt securities, medium term notes and 144A securities) or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: U.S. government securities (including securities of U.S. government agencies and instrumentalities); mortgage-backed and asset-backed securities; debt of trusts collateralized with bonds (CBOs); trusts collateralized with leveraged loans (CLOs); traded loans; participation certificates; sovereign and supranational debt; and repurchase agreements. The Portfolio may also invest in money market funds, including those managed by SSgA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder. The Portfolio may invest in debt securities convertible into equity securities, including REIT common stock and depositary shares. The Portfolio may also directly hold equity securities, including common stock, REIT common stock, ADRs, EDRs and GDRs, preferred stock and warrants.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Large-Cap Growth Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio, as a non-principal investment strategy, may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and REITs. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities.

The Portfolio may not invest in restricted securities (including private placements).

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Large-Cap Value Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio, as a non-principal investment strategy, may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; reverse repurchase agreements; and other investment companies, including ETFs. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities.

The Portfolio may not invest in restricted securities (including private placements).

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Small-Cap Growth Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio, as a non-principal investment strategy, may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small-capitalization companies. The Portfolio may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Growth Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when issued securities; other investment companies, including ETFs; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Growth Index.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Small-Cap Value Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio, as a non-principal investment strategy, may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small-capitalization companies. The Portfolio may also enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Value Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when issued securities; other investment companies, including ETFs; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Value Index.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment goal by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Emerging Markets Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: repurchase agreements; short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Portfolio may enter into a forward currency contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, the Portfolio may, from time to time, enter into a forward currency contract to exchange one currency for another currency. The Portfolio may invest up to 10% of its assets in shares of other investment companies (open and/or closed-end funds) that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. An “Approved Market” is a country approved by the Manager. These investment companies may include ETFs and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations.

Because the structure of the Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolio might hold at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

PD International Large-Cap Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the principal investment policies and techniques described in the Prospectus, the Portfolio may invest non-principally in: repurchase agreements; and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Portfolio may also enter into a forward currency contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, the Portfolio may, from time to time, enter into a forward currency contract to exchange one currency for another currency. The Portfolio may invest up to 10% of its assets in shares of other investment companies (open and/or closed-end funds) that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. An “Approved Market” is a country approved by the Manager. These investment companies may include ETFs and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity. The Portfolio may also enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations and to facilitate settlement of anticipated or actual purchases of securities.

Because the structure of the Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Diversification Versus Non-Diversification

The cover of this SAI sets out which Portfolios are classified as “diversified” and which are classified as “non-diversified”, as described further below. Each non-diversified Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested. Being classified as non-diversified does not prevent a Manager from managing as though it were diversified.

Diversified.  The term “diversified” under the 1940 Act generally means that 75% of a Portfolio’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities.

For the Cash Management Portfolio, “diversified” differs from above in that with respect to 100% of its assets, it may not invest more than 5% of its assets in top-rated securities of any one issuer (0.5% for second-highest rating category), with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Cash Management Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security.

Non-diversified.  The term “non-diversified” means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (For more information, see the “Taxation” section). Because a non-diversified Portfolio may invest in a smaller number of companies than a diversified Portfolio, an investment in a non-diversified Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified Portfolio. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified Portfolio.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated in the Prospectuses, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that a Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment techniques described below may be pursued directly by the Portfolios. As a general matter, a Feeder Portfolio does not invest directly in securities but rather invests directly in its Master Fund. However, the Feeder Portfolios are subject to the risks described below indirectly through their investment in the Master Funds, which invest directly in securities. The following supplements the discussion in the Master Funds’ prospectus and statement of additional information regarding the investment strategies, policies and risk of the Master Funds.

Equity Securities

Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.

Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.

Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity-related securities share certain characteristics of equity securities and may include convertible securities and warrants. These instruments are discussed elsewhere in the Prospectuses and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.

U.S. Government Securities

All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).

If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war or other acts that destroy real estate such as natural disasters.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a Portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see the “Diversification versus Non-Diversification” and “Fundamental Investment Restrictions” sections.

Mortgages (Directly Held).  Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Portfolios invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolios or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs

(“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Inverse Floaters and Planned Amortization Class Certificates (“PAC”).  Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls.  Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”).  CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indexes, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities.  Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

Currency-Indexed Securities.  Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds.  Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indexes, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

High Yield Bonds

High yield bonds are non-investment grade high risk debt securities (“high yield bonds” are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Portfolio may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Portfolio; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Portfolio’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Portfolio’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Portfolio may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Portfolio invests, there is a potential risk of loss by a Portfolio of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Portfolio’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Portfolio and distributions by a Portfolio or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditors Committees

A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities, which could expose a Portfolio to additional liabilities that may exceed the value of a Portfolio’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% of total assets for the Cash Management Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Trust Preferred Securities

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio, to sell their holdings. In identifying the risks of the trust preferred securities, a Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

Delayed Funding Loans and Revolving Credit Facilities

A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations and Assignments

A Portfolio may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Portfolio may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Portfolio has direct recourse against the borrower, a Portfolio may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Portfolio’s investments and, where a Portfolio owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Portfolio’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Portfolio’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Portfolio to invest assets at lower yields.

Although Senior Loans in which a Portfolio will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Portfolio may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Portfolio may invest. If a secondary market exists for certain of the Senior Loans in which a Portfolio invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Portfolio may be adversely affected.

A Portfolio may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Portfolio will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Portfolio has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Portfolio may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Portfolio may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates. The Senior Loans in a Portfolio’s investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to a Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before a Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.

A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Portfolio’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest and assignments in which a Portfolio intends to invest may not be rated by any nationally recognized rating service. A Portfolio may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

When a Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

In addition, the Floating Rate Loan Portfolio may originate loans directly. When a Portfolio is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through set-off. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Portfolio is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. A Portfolio will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.

Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Note, however, that the Floating Rate Loan Portfolio may invest more than 25% of its assets in debt instruments of borrowers and securities of issuers deemed to be in the financial services sector, which includes, among others, commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance companies and special purpose finance companies. As a result, the Portfolio may be subject to greater risk with regard to certain occurrences, such as government regulation or credit market events, specifically affecting the financial services sector.

Junior Loans.  A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

A tax opinion is typically rendered at the time a municipal security is issued and is generally based on the facts and law at that time. For municipal securities purchased in the secondary market, there is a risk that a change in the facts or laws could change a conclusion in the tax opinion and result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or if unrated are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. In the event that a security owned by a Portfolio is downgraded to below the Portfolio’s respective minimum ratings criteria, the Portfolio may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds.  Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Portfolio would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Portfolio, other than the Cash Management Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Cash Management Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectuses and in the “Additional Investment Policies of the Portfolios” section above. Master demand notes are considered by the Cash Management Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are fixed income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (“fixed income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in non-convertible fixed income securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

Duration

Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Portfolio may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at a Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies or, if not rated by a rating agency, are of comparable investment quality as determined by the Adviser or Manager, except that the Cash Management Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment goal and policies above. For information on ratings, see Appendix A.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Portfolio enters into repurchase agreements.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Portfolio (5% of total assets for the Cash Management Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed, including reverse repurchase agreements, by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing). This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. The cost of borrowing may reduce a Portfolio’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by a Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Loans of Portfolio Securities

For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Portfolio. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that a Portfolio may share with the lending agent some of the income received on the collateral for the loan, which may include interest received on the collateral or the premium, if any, paid for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, a Portfolio is exposed to the risk of delay in recovery of the securities loaned or that the loaned securities will not be returned, as well as the risk of a possible loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations in the transaction. In determining whether to lend securities, the lending agent considers relevant facts and circumstances, including the creditworthiness of the borrower.

Short Sales

A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Portfolio makes a short sale, the Portfolio must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium and other transactions costs to borrow the security, which would increase the cost of the security sold short. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position by collateral deposited with the broker or the fund’s custodian, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to segregate cash or liquid securities, marked-to-market daily, in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. This may limit the Portfolio’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Short Sales Against the Box

A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued its securities. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. High-yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Cash Management Portfolio, 5% of the value of its Portfolio assets. If through the appreciation of illiquid securities or depreciation of liquid securities, the Portfolio holds a greater percentage of illiquid securities than its applicable limit, the Manager will take appropriate steps to address Portfolio liquidity.

The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale. Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. These securities are often called Rule 144A securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Small-Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts(“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) have similar financial rights as common stocks but do not have the voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Custodian and Transfer Agency and Dividend Disbursing Services” section for more information concerning the Fund’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Portfolio may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Included among the emerging market debt obligations in which a Portfolio may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Investors should understand that the expense ratio of a Portfolio that invests in foreign securities can be expected to be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.

Unless otherwise noted, an issuer of a security may be deemed to be located in a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As permitted under Section 12 of the 1940 Act, these restrictions do not apply to the American Funds Asset Allocation, American Funds Growth-Income and American Funds Growth Portfolios, which under normal circumstances invest substantially all of their assets in the Master Funds, the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios, which under normal circumstances invest primarily in the Pacific Dynamix Underlying Portfolios, and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios, which invest primarily in Class P shares of the Underlying Portfolios. Underlying Portfolios may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Investments by the Portfolios in other investment company securities may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Portfolio to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units”, are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, OPALs and iShares.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indexes, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Portfolio’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Portfolio’s unrealized gains reflected in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Portfolio. In addition, a Portfolio may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a portfolio. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Portfolio’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Portfolios.

The Portfolios have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. The Adviser and Managers are not deemed to be “commodity pool operators” with respect to their service to the Portfolios. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the exemptions available to the Portfolios, and may subject one or more Portfolios, as well as the Adviser or Managers, to regulation by the CFTC. These amendments are not yet effective and their scope of application is still uncertain. When these amendments become effective, one or more Portfolios may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If a Portfolio operates subject to CFTC regulation, it may incur additional expenses. If a Portfolio adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates, to facilitate the settlement of foreign equity purchases, to exchange one currency for another and, with respect to certain Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty. Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

A Portfolio may enter into forward foreign currency contracts under the following circumstances:

Transaction Hedge.  A forward foreign currency contract might be used to hedge: 1) specific receivables or payables of a Portfolio arising from the purchase or sale of portfolio securities; 2) the redemption of shares of a Portfolio; or 3) to repatriate dividend or interest payments. The Transaction Hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts established a fixed rate to exchange currencies at a future date but does not eliminate the risk of fluctuations in the prices of the underlying securities.

Position Hedge.  A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A Position Hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Portfolio could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

Cross Hedge.  If a particular currency is expected to substantially decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Proxy Hedge.  The Manager might choose to use a proxy hedge when it is less costly than a direct hedge or when a currency is difficult to hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

There is inherent risk that the above hedge strategies do not fully offset the exposures to currency movements. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Non-Hedged Exposure.  Certain Portfolios may enter into forward contracts or maintain a net exposure to such contracts, where consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. Where a Portfolio may have offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the segregated amount is the net notional amount to be delivered under the contract. Settlement processes for deliverable forward currency contracts may further reduce a Portfolio’s delivery obligation and therefore the segregated amount. Where a settlement arrangement provides that on the expiration date the gross notional delivery amounts across all transactions will be aggregated, the segregated amount is equal to the Portfolio’s net notional amount owed. A non-deliverable forward contract provides that the transaction will be settled on a net cash basis in a single currency per counterparty. The segregated amount for a non-deliverable forward is equal to the daily marked-to-market (net) obligation of the Portfolio. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.

When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

Purchasing and Writing Options on Securities.  A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, the Portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. The Portfolio may effect closing transactions with respect to put options that were previously written.

A Portfolio may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Portfolio to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Portfolio is covered if the Portfolio owns the security underlying the call option or if the Portfolio holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Portfolio is covered if the Portfolio sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Portfolio. The put option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indexes.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indexes that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

Risks of Options Transactions.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions.  Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Diversified Bond, Inflation Protected, Managed Bond, Inflation Managed and Emerging Markets Debt Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Inflation Protected, Managed Bond, Inflation Managed and Emerging Markets Debt Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) a short sale of the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (FCM) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities.  A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures.  An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and eurodollar certificates of deposit.

As a hedging strategy a Portfolio might employ, a Portfolio may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures.  A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indexes that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in stock index futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire or to equitize cash. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

Currency Futures.  A Portfolio may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options.  Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures.  A Portfolio may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A

Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Limitations.  Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is currently permitted to engage in unlimited futures trading activity without registration with the CFTC.

When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio. However, with respect to futures contracts that are required to “cash settle”, a Portfolio, to the extent asset coverage is required, is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability from futures contracts, if any). By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contracts.

A Portfolio reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment goal.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Inflation Protected, Managed Bond, Inflation Managed and Emerging Markets Debt Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio may engage in simple or more complex swap transactions’ involving a wide variety of underlyings for various reasons. For example, a Portfolio may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Portfolio than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit default swaps give one party to a transaction (the buyer of the credit default swap) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, in applying certain of the portfolios’ investment policies and restrictions the portfolio will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the portfolios’ other investment policies and procedures.

A Portfolio may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Portfolio is a buyer and no event of default occurs, the Portfolio will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Portfolio, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Portfolio would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Portfolio, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return”, which involves the exchange by a Portfolio with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Each Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Portfolio is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Portfolio is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio has on the other assets held in its portfolio, the Portfolio is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Portfolio may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Portfolio will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet the Portfolio’s minimum credit criteria at the time the swap is first entered into.

Risks of Swap Agreements.  The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Portfolio’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most fixed income securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Portfolio to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Portfolio and it may be difficult for the Portfolio to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Portfolio’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action, without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Portfolio could sustain losses on transactions in warrants that would require the Portfolio to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

A. The following fundamental investment restrictions are for all Portfolios except the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight Pacific Dynamix Underlying Portfolios.

Each Portfolio’s investment goal except for the Emerging Markets Debt, Floating Rate Income, Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Floating Rate Loan, Diversified Bond and Inflation Protected Portfolios, as set forth under “About the Portfolios” in the Prospectuses, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed, except as described below, without the approval of a majority of the outstanding voting shares of that Portfolio. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a Portfolio. The investment goals of the Emerging Markets Debt, Floating Rate Income, Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Floating Rate Loan, Diversified Bond and Inflation Protected Portfolios, as set forth under “About the Portfolios” in the Prospectuses, are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

(i) except for the American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Technology Portfolio, Floating Rate Loan Portfolio, Health Sciences Portfolio and Real Estate Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the American Funds Asset Allocation, American Funds Growth-Income and American Funds Growth Portfolios, which under normal circumstances invest substantially all of their assets in the Master Funds. This restriction does not apply to the Floating Rate Loan Portfolio to the extent the Portfolio is deemed to have invested more than 25% of its total assets in securities of issuers considered to be in the financial services or institutions industries, which include (but are not limited to) commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance, and special purpose financial companies. This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

(ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Cash Management Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Cash Management Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except for the Emerging Markets Debt Portfolio, Inflation Protected Portfolio and Floating Rate Income Portfolio; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Portfolio’s assets) and (c) for the Floating Rate Income Portfolio, purchase securities on margin as described in the Prospectus and the SAI. The Emerging Markets Debt, Floating Rate Income and Inflation Protected Portfolios borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where a Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

(v) except for the Floating Rate Loan and Floating Rate Income Portfolios, lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

(vi) with respect to the Floating Rate Loan and Floating Rate Income Portfolios, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the Floating Rate Loan Portfolio may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its respective investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements and reverse repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law; and

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

With respect to the Emerging Markets Debt, Floating Rate Income, Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Technology, Floating

Rate Loan, Small-Cap Equity, Short Duration Bond, Health Sciences, Mid-Cap Growth, Small-Cap Value, Large-Cap Growth, Diversified Bond and Inflation Protected Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

With respect to policy (i) above, mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries. For purposes of complying with this restriction, the Fund, in consultation with its Managers, utilizes its own industry classifications. With respect to policy (v) and (vi) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Portfolios.

Investment of the assets of the Feeder Portfolios in its corresponding Master Fund is not a fundamental policy of either Feeder Portfolio and a shareholder vote is not required for either Portfolio to withdraw its investment from its corresponding Master Fund.

Please see the Master Funds’ statement of additional information for a description of the fundamental investment restrictions of the Master Funds. If a change to a Master Fund’s investment restrictions is submitted to holders of the Feeder Portfolio’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Feeder Portfolio if a majority of the outstanding voting securities of the Feeder Portfolio vote for approval of the matter, notwithstanding that the matter has not been approved by the holders of a majority of the outstanding voting securities of the Fund.

B. The following fundamental investment restrictions are for the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight Pacific Dynamix Underlying Portfolios only.

The investment goals of each of the Portfolios as set forth under “About the Portfolios” in the Prospectuses, are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of each of the Portfolios means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

(i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios, securities of other investment companies.

(ii) with respect to 75% of its total assets, purchase a security (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase.

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except for the Portfolio Optimization Portfolios; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Portfolio’s assets). With respect to the Portfolio Optimization Portfolios, borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

(v) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

With respect to policy (i) above, government issued mortgage-related securities, including CMOs are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries. For purposes of complying with this restriction, the Fund, in consultation with its Managers, utilizes its own industry classifications. With respect to policy (v) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Portfolios.

Nonfundamental Investment Restrictions

A. The following nonfundamental investment restrictions are for all Portfolios except the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight Pacific Dynamix Underlying Portfolios.

Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short, except the Emerging Markets Debt, Floating Rate Income, International Value, Long/Short Large-Cap, Floating Rate Loan, Health Sciences, Mid-Cap Equity, Managed Bond, Inflation Managed, Mid-Cap Growth, Small-Cap Equity, Diversified Bond and Inflation Protected Portfolios; or sell short against the box, except the Emerging Markets Debt, Floating Rate Income, Small-Cap Growth, International Value, Mid-Cap Value, Long/Short Large-Cap, Large-Cap Value, Technology, Short Duration Bond, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Floating Rate Loan, Focused 30, Health Sciences, Mid-Cap Equity, Large-Cap Growth, Small-Cap Value, Managed Bond, Inflation Managed, Mid-Cap Growth, Small-Cap Equity, Diversified Bond and Inflation Protected Portfolios;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Emerging Markets Debt, Floating Rate Income, Dividend Growth, Large-Cap Growth, International Large-Cap, Comstock, and Mid-Cap Growth Portfolios;

(iv) except for the Emerging Markets Debt, Floating Rate Income, International Value, Long/Short Large-Cap, Floating Rate Loan, Growth LT and Mid-Cap Equity Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but all Portfolios, except the Cash Management Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Cash Management Portfolio, more than 5% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities;

(vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectuses and in this SAI, (a) each Portfolio, other than the Cash Management Portfolio, may engage in futures contracts and options on futures contracts; and (b) each Portfolio may enter into forward contracts including forward foreign currency contracts; and

(vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

(viii) for the Underlying Portfolios, invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

In addition, the Cash Management Portfolio may not purchase, write, or sell options on securities or futures contracts.

Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (iv) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

B. The following nonfundamental investment restrictions are for the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight Pacific Dynamix Underlying Portfolios only.

Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short except for the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios, the PD Aggregate Bond Index Portfolio, and the PD High Yield Bond Market Portfolio;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Portfolio would be invested in such warrants;

(iv) purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but all Portfolios may make margin deposits in connection with transactions in options, futures, and options on futures;

(v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Portfolio (taken at market value at the time of such investment) would be invested in such securities;

(vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectuses and in this SAI, (a) each Portfolio may engage in futures contracts and options on futures contracts; and (b) each Portfolio may enter into forward contracts including forward foreign currency contracts; and

(vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

(viii) for the Pacific Dynamix Underlying Portfolios, may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (iv) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

In addition, the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios may invest in short-term instruments, U.S. government securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of fifty-two separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated.

Management Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with PLFA and/or Pacific Life. The trustees and officers of the Fund and their principal occupations during the past five years and certain additional occupation information concerning them is shown below. The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09, President 11/05 to 1/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present), President (4/07 to 3/12), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present), President (4/07 to 3/12), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	80

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09 and Executive Vice President 6/06 to 1/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to 12/10) of Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present), Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; Director (9/11 to present) of Pacific Life Reinsurance (Barbados) Ltd; Board Member (1/12 to present) and Director (9/11 to 12/11) of Pacific Services Canada Ltd; Board Member and Vice Chairman (8/01 to 10/07) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03) of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman of Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President of New England Pension and Annuity Company; Board Member of New England Zenith Funds; Board Member of Reinsurance Group of America; Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd.; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03) of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	80

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present) and Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09) and Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	80

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	80

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	80

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	80

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC, and similar positions with other subsidiaries of Pacific Life; and Vice President and Secretary (1/11 to present) of Pacific Life Funds.	80

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/05 to 12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) Assistant Vice President (4/02 to 3/11) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	80

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	80

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	80

II. Independent Trustees

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	80

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	80

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	80

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	80

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	80

[1]	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
[2]	As of May 1, 2012, the “Fund Complex” consisted of Pacific Select Fund (52 Portfolios) and Pacific Life Funds (28 Funds).

Board of Trustees

Additional Information Concerning Our Board of Trustees

The Role of the Board.  The Board of Trustees (“Board”) oversees the management and operations of the Fund. Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s Adviser, the Portfolio Managers, the Distributor, Administrator, Custodian, and Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s Portfolios. The Board has appointed a Fund Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Valuation Committee, which are discussed in greater detail under “Organization and Management of the Fund — Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer of Pacific Life and Pacific Life & Annuity Company (collectively “PacLife Entities”) and of the Adviser. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board Meetings. The Lead Independent Trustee serves as Chairman of the Fund’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Fund. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. In developing its structure, the Board has considered that all shareholders of the Fund are insurance or annuity clients of the PacLife Entities and that the Chairman of the Board, as the Chairman and Chief Executive Officer of the PacLife Entities, can provide valuable input as to, among other things, the role of the Portfolios of the Fund in the PacLife Entities’ variable insurance and annuity platforms. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Valuation Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Policy Committee periodically receives reports from the PacLife Entities and its chief risk officer as to the PacLife Entities’ enterprise risk management. The Policy Committee also receives periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Portfolio Management firms or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other PacLife Entities personnel to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may be also discussed in Policy or Audit Committee. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Fund and the manner in which those risks are addressed.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills.  The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on boards for organizations other than the Fund, and has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Fund’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Fund.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of Trustees of Pacific Select Fund and Pacific Life Funds, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman and Chief Executive Officer of the PacLife Entities and of the Adviser. In these positions, Mr. Morris has intimate knowledge of the PacLife Entities and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at the PacLife Entities, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Mr. Blackmon has insurance company and financial accounting experience as a former Chief Financial Officer of Zurich Life and Alexander Hamilton Life Insurance Company as well as board experience as a director of Trustmark Mutual Holding Company (an insurance company).

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience.

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Willis has financial accounting experience as a Certified Public Accountant and was a former Audit Partner in the investment company practice at PricewaterhouseCoopers LLP.

Committees.  The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Fund. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements, interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met four times during the year ended December 31, 2011.

The members of the Policy Committee include each Independent Trustee of the Fund. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met six times during the year ended December 31, 2011.

The members of the Governance Committee include each Independent Trustee of the Fund. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the year ended December 31, 2011.

The members of the Trustee Valuation Committee consist of any two or more trustees, at least one of which is an Independent Trustee of the Fund. The two or more trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board, as specified in the Fund’s valuation procedures adopted by the Board. The Trustee Valuation Committee met 4 times during the year ended December 31, 2011.

Deferred Compensation Agreements.  Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Fund or any other entity considered a “single employer” under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and/or P shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the trustee ceases to be a trustee of the Fund. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than 12 months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Beneficial Interest of Trustees.  None of the trustees directly own shares of the Fund. As of December 31, 2011, the trustees as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows under the heading “Dollar Range of Equity Securities in the Fund” the dollar range of each Trustee’s interest in each Portfolio (any indirect beneficial interest through ownership of a variable contract) as of December 31, 2011 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family of Investment Companies[1,2]

James T. Morris[3]	Small-Cap Growth: $10,001-$50,000	Over $100,000
International Small-Cap: $10,001-$50,000
Mid-Cap Value: $10,001-$50,000
Equity Index: $10,001-$50,000
Small-Cap Equity: $10,001-$50,000
Small-Cap Index: $10,001-$50,000
American Funds Growth: $10,001-$50,000
American Funds Growth-Income: $10,001-$50,000
Large-Cap Value: $10,001-$50,000
Comstock: $10,001-$50,000
Long/Short Large-Cap: $10,001-$50,000
International Value: $10,001-$50,000
Growth LT: $10,001-$50,000
Mid-Cap Equity: $10,001-$50,000
International Large-Cap: $10,001-$50,000
Mid-Cap Growth: $10,001-$50,000
Real Estate: $10,001-$50,000
Small-Cap Value: $10,001-$50,000
Main Street Core: $10,001-$50,000
Emerging Markets: $10,001-$50,000
Managed Bond: $10,001-$50,000
Dividend Growth: $10,001-$50,000
Large-Cap Growth: $10,001-$50,000
Diversified Bond: $10,001-$50,000
Frederick L. Blackmon	None	Over $100,000

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family of Investment Companies[1,2]

Gale K. Caruso	Portfolio Optimization Growth: $10,001-$50,000	$10,001-$50,000
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee	None	$10,001-$50,000
G. Thomas Willis	Portfolio Optimization Growth: Over $100,000	Over $100,000

[1]	A trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and P shares of the corresponding series of the Pacific Life Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2011, which tracks the performance of the funds of Pacific Life Funds as noted below: Lucie H. Moore - over $100,000 and Nooruddin (Rudy) S. Veerjee - $50,000-$100,000.

[2]	The family of investment companies includes Pacific Select Fund and Pacific Life Funds.

[3]	James T. Morris is an Interested Person of the Fund because of his positions with PLFA and Pacific Life.

Compensation

The following table shows the compensation paid to the Fund’s Independent Trustees:

		Pension or		Total
		Retirement Benefits		Compensation
	Aggregate	Accrued		from Fund
	Compensation	as Part of Fund’s		Complex Paid
Name	from Fund	Expenses		to Trustees[1]

Frederick L. Blackmon	$203,000	$	N/A	$241,000
Gale K. Caruso	$203,000	$	N/A	$241,000
Lucie H. Moore	$210,500	$	N/A	$249,500
Nooruddin (Rudy) S. Veerjee	$260,500	$	N/A	$300,500
G. Thomas Willis	$233,000	$	N/A	$273,000

	$1,110,000	$	N/A	$1,305,000

[1]	Compensation paid by Pacific Select Fund and Pacific Life Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2011 and March 31, 2012, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund pursuant to a transfer agreement dated May 1, 2007, which transferred the Amended and Restated Investment Advisory Agreement dated January 1, 2005, as amended (“Advisory Agreement”), between Pacific Life Insurance Company (“Pacific Life”) and the Fund, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA also does business under the name Pacific Asset Management. See the “Information About the Portfolio Managers” section later in this document for more information.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California”. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

PLFA is responsible for supervising the investment program for the Fund. PLFA also furnishes to the Board of Trustees, which has responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

The Advisory Agreement was approved with respect to the Floating Rate Income (This Portfolio is not yet available for investment) and Emerging Market Debt Portfolios on December 13, 2011 and was most recently approved with respect to all other series of the Fund on December 13, 2011, in each case by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meetings held on those dates. The Advisory Agreement was previously approved by the shareholders of each Portfolio of the Fund in existence on December 17, 2004 at a meeting of shareholders held on that date. The Advisory Agreement will continue in effect until December 31, 2012, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the advisory agreement, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Agreement and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

Advisory Fee Schedule

The Fund pays the Adviser a fee for its services under the Advisory Agreement, as reflected in the table below, based on an annual percentage of the average daily net assets of each Portfolio.

Investment Advisory Fee Schedules

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

Emerging Markets Debt	0.785% of first $1 billion
0.755% of next $1 billion
0.725% of next $2 billion
0.705% on excess

International Small-Cap[1]	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Mid-Cap Value	0.70% of first $1 billion
0.65% of next $1 billion
0.60% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

American Funds Asset Allocation[2]	0.75% of first $1 billion
American Funds Growth[2]	0.72% of next $1 billion
American Funds Growth-Income[2]	0.69% of next $2 billion
Floating Rate Loan[3]	0.67% on excess
Small-Cap Equity
Small-Cap Value

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

PD Large-Cap Growth Index	0.14% of first $300 million
PD Large-Cap Value Index	0.12% on excess
PD Small-Cap Growth Index
PD Small-Cap Value Index

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Health Sciences	0.90% of first $1 billion
Technology	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

PD Emerging Markets	0.60% of first $50 million
0.35% on excess

PD International Large-Cap	0.25% of first $100 million
0.20% on excess

Comstock[4]	0.75% of first $100 million
Focused 30	0.71% of next $900 million
Large-Cap Growth[5]	0.68% of next $3 billion
0.66% on excess

Growth LT	0.55% of first $4 billion
0.53% on excess

Long/Short Large-Cap	1.00% of first $4 billion
0.98% on excess

International Value	0.65% of first $4 billion
Mid-Cap Equity	0.63% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

Main Street Core	0.45% of first $4 billion
0.43% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

Floating Rate Income[6]	0.65% of first $1 billion
0.62% of next $1 billion
0.59% of next $2 billion
0.57% on excess

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Diversified Bond	0.40% of first $4 billion
High Yield Bond	0.38% on excess
Inflation Managed
Managed Bond
Short Duration Bond

Cash Management	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Pacific Dynamix — Conservative Growth	0.20%
Pacific Dynamix — Moderate Growth
Pacific Dynamix — Growth

Portfolio Optimization Conservative[7]	0.10%
Portfolio Optimization Moderate-Conservative[7]
Portfolio Optimization Moderate[7]
Portfolio Optimization Growth[7]
Portfolio Optimization Aggressive-Growth[7]

PD Aggregate Bond Index	0.16% of first $50 million
0.15% of next $50 million
0.14% on excess

PD High Yield Bond Market	0.35% of first $50 million
0.22% of next $50 million
0.14% on excess

Dividend Growth	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Inflation Protected	0.40% of first $200 million
0.35% of next $800 million
0.34% of next $1 billion
0.33% on excess

[1]	PLFA voluntarily agreed to waive 0.02% of its advisory fee through April 30, 2013 as long as Batterymarch Financial Management remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[2]	PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2013 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.

[3]	PLFA voluntarily agreed to waive 0.10% of its advisory fee through April 30, 2013 as long as Eaton Vance remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[4]	PLFA voluntarily agreed to waive 0.015% of its advisory fee through April 30, 2013 as long as Invesco Advisers, Inc. remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[5]	PLFA voluntarily agreed to waive 0.025% of its advisory fee through April 30, 2013 as long as UBS Global AM remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[6]	This Portfolio is not yet available for investment.

[7]	PLFA voluntarily agreed to waive its advisory fee of 0.10% through April 30, 2013. There is no guarantee that PLFA will continue such waiver after that date.

Net Advisory Fees Paid or Owed

	2011 Fees	2010 Fees	2009 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed	Owed	Owed

Small-Cap Growth	$3,697,766	$3,577,104	$3,268,098
Emerging Markets Debt[1]	N/A	N/A	N/A
International Small-Cap	9,025,489	7,516,806	6,253,458
Mid-Cap Value[2]	7,705,792	7,513,977	4,496,622
Equity Index	1,265,255	1,454,765	1,415,318
Small-Cap Equity	7,779,716	6,631,094	4,649,823
Small-Cap Index	1,402,087	1,379,030	1,242,848
PD Large-Cap Growth Index[3]	112,516	60,359	16,798
PD Large-Cap Value Index[3]	131,671	69,614	18,786
PD Small-Cap Growth Index[3]	34,546	21,056	7,961
PD Small-Cap Value Index[3]	40,086	24,154	8,629
American Funds Asset Allocation[4]	1,052,101	743,664	271,199
American Funds Growth-Income	5,134,405	5,471,912	5,145,459
American Funds Growth	3,550,289	3,751,602	3,881,305
Large-Cap Value	17,680,144	17,957,330	15,700,820
Technology	794,114	716,143	540,644
PD Emerging Markets[3]	174,885	122,274	58,055
PD International Large-Cap[3]	183,324	92,288	26,557
Floating Rate Loan	6,804,770	6,961,064	6,215,107
Comstock	14,652,454	14,360,711	12,101,673
International Value	10,343,760	11,334,585	13,018,005
Long/Short Large-Cap	14,726,693	13,023,319	9,471,428
Growth LT	7,378,157	8,518,969	7,582,215
Focused 30	961,457	1,164,631	1,688,065
Health Sciences	1,035,803	845,323	735,371
Mid-Cap Equity	12,234,431	12,335,940	13,109,186
International Large-Cap	18,257,991	18,186,363	16,795,437
Mid-Cap Growth	8,469,147	8,210,342	6,354,874
Real Estate	5,160,782	4,994,787	3,981,261
Small-Cap Value	4,212,491	4,541,981	4,066,588
Main Street Core	6,524,112	5,741,125	5,725,443
Emerging Markets	13,024,338	13,246,563	10,912,230
Cash Management	1,242,293	1,388,502	1,828,330
Floating Rate Income[5]	N/A	N/A	N/A
High Yield Bond	5,063,791	4,556,831	3,658,447
Managed Bond	24,634,214	23,574,298	18,232,716
Inflation Managed	14,856,305	18,318,088	16,268,173
PD Aggregate Bond Index[3]	264,501	155,963	47,901
PD High Yield Bond Market[3]	200,557	112,355	55,977
Dividend Growth	6,930,455	5,429,608	3,405,064
Short Duration Bond	6,833,162	6,405,790	5,757,453
Large-Cap Growth	9,060,998	8,769,091	6,641,262
Diversified Bond	12,119,778	10,868,724	7,670,967
Inflation Protected[6]	2,777,310	N/A	N/A
Pacific Dynamix — Conservative Growth[3]	245,376	134,156	33,392
Pacific Dynamix — Moderate Growth[3]	438,514	218,915	54,623
Pacific Dynamix — Growth[3]	302,174	151,927	45,856
Portfolio Optimization Conservative[7]	—	N/A	N/A
Portfolio Optimization Moderate-Conservative[7]	—	N/A	N/A
Portfolio Optimization Moderate[7]	—	N/A	N/A
Portfolio Optimization Growth[7]	—	N/A	N/A
Portfolio Optimization Aggressive-Growth[7]	—	N/A	N/A

[1]	The Emerging Markets Debt Portfolio commenced operations on April 30, 2012.

[2]	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.

[3]	The Pacific Dynamix Portfolios and the Pacific Dynamix Underlying Portfolios commenced operations on May 1, 2009.

[4]	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.

[5]	The Floating Rate Income Portfolio is not yet available for investment.

[6]	The Inflation Protected Portfolio commenced operations on May 2, 2011.

[7]	The Portfolio Optimization Portfolios commenced operations on May 2, 2011.

All Portfolios (except the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios and Pacific Dynamix Underlying Portfolios): To help limit expenses, PLFA has contractually agreed to reimburse each Portfolio for certain operating expenses that exceed an annual rate of 0.10% of a Portfolio’s average daily net assets through April 30, 2013. These operating expenses include, but are not limited to, organizational expenses, domestic custody expenses, expenses for accounting, audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees and establishing, overseeing and administering the Fund’s compliance program. These operating expenses do not include advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees). Any reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently three years from the end of the fiscal year in which the reimbursement took place), to the extent such operating expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2013.

Portfolio Optimization Portfolios: PLFA has agreed to waive 0.10% of its advisory fee through April 30, 2013. There is no guarantee that PLFA will continue such waiver after that date. To help limit expenses, PLFA has contractually agreed to reimburse each Portfolio for certain operating expenses that exceed an annual rate of 0.03% of a Portfolio’s average daily net assets through April 30, 2014. These operating expenses include, but are not limited to, organizational expenses, domestic custody expenses, expenses for accounting, audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees and establishing, overseeing and administering the Fund’s compliance program. These operating expenses do not include advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees). Any reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently three years from the end of the fiscal year in which the reimbursement took place), to the extent such operating expenses fall below the 0.03% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio but not above the 0.03% expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2014.

Pacific Dynamix Portfolios and Pacific Dynamix Underlying Portfolios: To help limit expenses, PLFA has contractually agreed to reimburse each Pacific Dynamix Portfolio to the extent the total annual operating expenses (excluding extraordinary expenses) of the Portfolio and its proportional share of fees and expenses of its underlying portfolios and each Pacific Dynamix Underlying Portfolio to the extent the total annual operating expenses (excluding extraordinary expenses) of the Portfolio exceed the “total annual operating expenses after expense reimbursements” line in each of the annual fund operating expenses tables in the Prospectuses. Any reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently three years from the end of the fiscal year in which the reimbursement took place), to the extent such operating expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio but not above the expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2014 for the three Pacific Dynamix Portfolios and beyond April 30, 2013 for the Pacific Dynamix Underlying Portfolios.

For the last three fiscal years ended December 31, PLFA reimbursed and/or recouped from the following Portfolios:

	Investment Adviser			Investment Adviser
	Expense Reimbursements			Recoupment
Portfolio	12/31/11	12/31/10	12/31/09	12/31/11	12/31/10	12/31/09

Cash Management[1]	$2,013,683	$519,227	$—	$—	$—	$—
Mid-Cap Value[2]	—	—	16,021	—	—	16,021
American Funds Asset Allocation[3]	—	—	4,654	—	—	4,654
Pacific Dynamix — Conservative Growth[4]	63,518	62,479	36,327	—	—	—
Pacific Dynamix — Moderate Growth[4]	131,597	105,002	42,084	—	—	—
Pacific Dynamix — Growth[4]	117,915	91,537	42,677	—	—	—
PD Aggregate Bond Index[4]	125,051	110,894	32,594	—	—	—
PD High Yield Bond Index[4]	67,270	56,698	36,830	—	—	—
PD Large-Cap Growth Index[4]	27,630	28,860	33,861	—	—	—
PD Large-Cap Value Index[4]	29,532	32,445	33,209	—	—	—
PD Small-Cap Growth Index[4]	25,175	38,021	28,127	—	—	—
PD Small-Cap Value Index[4]	30,356	41,193	32,402	—	—	—
PD Emerging Markets[4]	—	829	787	—	1,464	152
PD International Large-Cap[4]	120,039	60,583	36,554	—	—	—

[1]	The adviser expense reimbursement to the Cash Management Portfolio is not subject to recoupment by PLFA.

[2]	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.

[3]	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.

[4]	The Pacific Dynamix Portfolios and the Pacific Dynamix Underlying Portfolios commenced operations on May 1, 2009.

Other Expenses of the Fund

The Fund bears all costs of its operations. These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Fund’s Chief Compliance Officer), accounting expenses, on-going compliance and oversight of the Fund’s securities lending program (discontinued in 2010, except with respect to the Long/Short Large-Cap Portfolio), brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Fund’s net asset value, recordkeeping expenses, expenses of transitioning to new Portfolio Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders. Certain fund expenses directly attributable to a particular Portfolio are charged to that Portfolio (such as portfolio-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Fund expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

The Fund, Pacific Life and PLFA have entered into an agreement for administration and support services, as amended from time to time, (“Agreement”) pursuant to which Pacific Life and/or PLFA provide support services such as those described above, including legal, compliance, accounting, tax, chief compliance officer services, on-going compliance and oversight of the Fund’s securities lending program (discontinued in 2010, except with respect to the Long/Short Large-Cap Portfolio) and administrative services. Under the terms of the Agreement, it is not intended that Pacific Life and PLFA will profit from these services to the Fund.

The Fund paid or owed to Pacific Life and/or PLFA $2,949,071 representing 0.004% of the Fund’s average daily net assets for its services under the Agreement for Support Services during 2011. The Fund paid or owed to Pacific Life $2,828,146 during 2010 and $3,496,008 during 2009, representing 0.006% and 0.008%, respectively, of the Fund’s average daily net assets. The fees anticipated to be paid for 2012 under said Agreement are expected to be approximately 0.004% of the Fund’s average daily net assets.

Service Plan.  The Fund adopted a service plan (the “Service Plan”) for Class I Shares of each applicable Portfolio, under which, each Portfolio pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of the Portfolio. For the fiscal year ended December 31, 2011, the Fund paid $101,038,295 in aggregate to the Distributor.

Under the Service Plan, the servicing fee may be used by the Distributor to provide or procure service activities related to the variable annuity and variable life insurance contract owners (“Contract Owners”) of the participating insurers who use the Fund as the underlying investment Fund for their contracts (“Variable Accounts”), for services related to the Fund and its Portfolios. These may include, but are not limited to (i) providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund, including support relating to dollar cost averaging, asset allocation, portfolio rebalancing, and pre-authorized purchase and redemption orders and enhancing processing, technology, providing support for accepting or executing transfer instructions and electronic capability regarding the same insofar as it effects the Fund and its Portfolios; (ii) answering shareholder and Contract Owner questions regarding the Fund, its Portfolios, its Managers and/or other service providers; (iii) researching and providing historical Variable Account activity related to the Fund for Variable Accounts requesting it; (iv) responding to inquiries regarding the Fund Prospectuses, including the SAI, and supplements thereto, reports, notices, proxies and proxy statements and other information regarding the Fund; (v) payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of the above services; (vi) overhead and other expenses of the Distributor related to service activities, including but not limited to, telephone and other communications expenses, including broker/dealer communication expenses, and website maintenance expenses; and (vii) provision of other services deemed appropriate by the Distributor. Servicing fees may also be spent on obligations relating to shareholder and Contract Owner servicing that arose prior to the effective date of the Service Plan.

The amounts paid under the Service Plan are intended to be treated as service fees under the applicable rule of the Financial Industry Regulatory Authority, (“FINRA”) regarding asset-based sales charges for investment companies. The Service Plan is not adopted as a distribution or “12b-1 plan” under Rule 12b-1 under the Investment Company Act of 1940. The Service Plan is of the type known as “compensation plans.” This means that, although the trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

Many of the Distributor’s servicing efforts involve the Fund as a whole, so that fees paid by the Portfolios may indirectly support servicing efforts relating to other Portfolios.

The Service Plan will continue in effect with respect to a Portfolio for successive one-year periods, provided that each such continuance is specifically approved by the vote of a majority of the trustees, including the independent trustees. If the Service Plan is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

Third Party Consultant

Pursuant to a Licensing and Services Agreement dated May 1, 2012, Ibbotson Associates, Inc. (“Ibbotson”) provides certain asset class allocation consulting services to the Adviser for use by the Adviser in connection with the Portfolio Optimization and Pacific Dynamix Portfolios, in exchange for an asset-based fee, subject to an annual minimum. Ibbotson does not have authority to determine what securities are purchased or sold by the Portfolios.

INFORMATION ABOUT THE MANAGERS

Portfolio Management Firms

PLFA also does business under the name Pacific Asset Management and manages the Cash Management, High Yield Bond and Floating Rate Income Portfolios under the Pacific Asset Management name. PLFA serves as investment adviser for the American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which invest in the Master Funds, PLFA also serves as investment adviser for the five Portfolio Optimization Portfolios and the three Pacific Dynamix Portfolios. For the remaining Portfolios, PLFA serves as investment adviser and employs other investment advisory firms as Manager, subject to Portfolio Management Agreements. The Portfolio Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

Each Manager has entered into a Portfolio Management Agreement with the Fund and the Adviser. Each Manager provides investment advisory services to the applicable Portfolio.

The information below provides organizational information on each of the Managers, which includes, if applicable, and the name of any person(s) who controls the Manager, the basis of the person’s control, and the general nature of the person’s business.

Fred Alger Management, Inc. (“Alger”)

Alger is a leading asset management firm employing a bottom-up approach in its attempt to identify the fastest growing companies in their respective sectors. Alger offers investment advisory services to separately managed, sub-advised and wrap accounts. Alger is an indirect subsidiary of Alger Associates, Inc., a privately-held holding company.

Ashmore Investment Management Limited (“Ashmore”)

Ashmore is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England in Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business.

Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch is an investment management firm that specializes in equity investments. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a global asset management firm.

BlackRock Capital Management, Inc. (“BlackRock Capital”)

BlackRock Capital is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

ClearBridge Advisors, LLC (“ClearBridge”)

ClearBridge is an investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (“SaBam”), the former Manager of the Large-Cap Value Portfolio) and is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company.

Columbia Management Investment Advisers, LLC (“Columbia Management”)

Columbia Management is an indirect, wholly-owned subsidiary of Ameriprise Financial, a major financial services company engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. Regulatory restrictions applicable to Columbia Management and its affiliates may limit Columbia Management investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Columbia Management and its affiliates also may be restricted in the securities that can be bought or sold for their clients because of the relationships Ameriprise Financial and its affiliates have with the issuers of securities. The internal policies and procedures of Columbia Management and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict a client’s investment activities. A client not advised by Columbia Management and its affiliates would not be subject to many of these restrictions.

Dimensional Fund Advisors LP (“DFA”)

DFA was founded in April 1981. DFA is registered under the Investment Advisors Act of 1940 and began managing assets on behalf of institutional investors in December 1981. DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Eaton Vance Management (“Eaton Vance”)

Eaton Vance, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp.

Franklin Advisory Services, LLC (“Franklin”)

Franklin is an indirect, wholly owned subsidiary of Franklin Resources Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

J.P. Morgan Investment Management Inc. (“JP Morgan”)

JP Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JP Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JP Morgan Chase”).

Janus Capital Management LLC (“Janus”)

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

Jennison Associates LLC (“Jennison”)

Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison is organized under the laws of Delaware as a single member limited liability company, whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct wholly-owned subsidiary of Prudential Financial, Inc., a large financial services company.

Lazard Asset Management LLC (“Lazard”)

Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF & Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC. Lazard is registered as an investment adviser with the SEC. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Morgan Stanley Investment Management Inc. (“MSIM”)

MSIM is a subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad.

Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. MSIM’s portfolio managers are supported by a network of experienced research professionals based in New York, London and Singapore.

NFJ Investment Group LLC (“NFJ”)

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is a direct subsidiary of Allianz Global Investors Capital LLC. Allianz Global Investors Capital LLC is a wholly-owned subsidiary of Allianz Global Investors U.S. LLC, the owner of a number of asset managers in the U.S., which in turn is indirectly owned by Allianz SE, a diversified global financial institution.

OppenheimerFunds, Inc. (“Oppenheimer”)

Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by PIMCO Partners, LLC, a California limited liability company and certain officers of PIMCO. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is wholly owned by Allianz SE.

Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolios’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or their overall performance.

SSgA Funds Management, Inc. (“SSgA FM”)

SSgA FM is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

Western Asset Management Company and certain of its affiliated companies (collectively “Western Asset”)

Western Asset Management Company (“WAMCO”) operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages.

Sub-Advisory Fee Schedules

For the services provided, the Adviser pays a monthly fee to each Manager based on an annual percentage of the average daily net assets of the Portfolios they manage according to the following schedules:

Annual Sub-Advisory Fee as of 5/1/12
Manager	Portfolio	(as a percentage of average daily net assets)

Alger	Small-Cap Growth[1]	0.60% on first $100 million 0.45% on next $150 million 0.40% on excess

Ashmore	Emerging Markets Debt[1]	Portfolio under $500 million:
0.55% on first $250 million
0.50% on excess
Portfolio at or above $500 million: 0.485%

Batterymarch	International Small-Cap	0.70% on first $100 million 0.60% on next $50 million 0.45% on excess

BlackRock Capital	Mid-Cap Value	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

BlackRock	Equity Index Small-Cap Equity[2] Small-Cap Index PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	On combined net assets: 0.04% on first $300 million 0.02% on excess

ClearBridge	Large-Cap Value[1]	0.45% on first $100 million 0.40% on next $100 million 0.35% on next $200 million 0.30% on next $350 million 0.25% on next $250 million 0.20% on excess

Columbia Management	Technology	0.50% on first $100 million 0.475% on next $150 million 0.45% on next $250 million 0.425% on excess

DFA	PD Emerging Markets	0.50% on first $50 million 0.25% on excess

	PD International Large-Cap	0.15% on first $100 million 0.10% on excess

Eaton Vance	Floating Rate Loan	0.30%

Franklin	Small-Cap Equity[2]	0.60% on first $200 million 0.52% on next $300 million 0.50% on excess

Invesco	Comstock[1]	0.35% on first $1 billion 0.285% on excess

Annual Sub-Advisory Fee as of 5/1/12
Manager	Portfolio	(as a percentage of average daily net assets)

JP Morgan	International Value[1]	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

	Long/Short Large-Cap	0.65%

Janus	Growth LT1	0.45% on first $25 million
	Focused 30	0.40% on next $125 million 0.35% on next $850 million 0.30% on next $1 billion 0.25% on excess

Jennison	Health Sciences	0.50% on first $100 million 0.475% on next $150 million 0.45% on next $250 million 0.425% on excess

Lazard	Mid-Cap Equity[1]	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

MFS	International Large-Cap[1]	0.425% on first $750 million 0.375% on next $750 million 0.325% on next $1.5 billion 0.30% on excess

MSIM	Mid-Cap Growth[3] Real Estate[3]	On combined net assets: 0.35% on first $2 billion 0.32% on next $1 billion 0.30% on excess

NFJ	Small-Cap Value[1]	0.40% on first $500 million 0.35% on excess

Oppenheimer	Main Street Core Emerging Markets	0.23%

PIMCO	Managed Bond[1,4]	0.25% on first $1 billion
0.225% on excess

	Inflation Managed[1]	0.25% on first $1 billion 0.20% on excess

SSgA FM	PD Aggregate Bond Index	0.06% on first $50 million 0.05% on next $50 million 0.04% on excess

	PD High Yield Bond Market	0.25% on first $50 million 0.12% on next $50 million 0.04% on excess

Annual Sub-Advisory Fee as of 5/1/12
Manager	Portfolio	(as a percentage of average daily net assets)

T. Rowe Price	Dividend Growth	Portfolio under $100 million:
0.50% on first $50 million
0.45% on next $50 million

Portfolio at or above $100 million:
0.40% on first $100 million
0.375% on next $150 million
0.325% on next $750 million
0.30% on excess

Short Duration Bond[1]	Portfolio under $100 million:
0.30% on first $50 million
0.25% on next $50 million

Portfolio at or above $100 million but less than $1.5 billion:
0.20% on first $100 million
0.175% on next $150 million
0.125% on next $250 million
0.10% above $500 million

Portfolio at or above $1.5 billion:
0.10%

UBS Global AM	Large-Cap Growth[1]	0.40% on first $25 million 0.35% on next $225 million 0.25% on next $1.75 billion 0.20% on excess

Western Asset	Diversified Bond	0.225% on first $300 million 0.15% on next $1.7 billion 0.10% on excess

	Inflation Protected	0.125% on first $100 million 0.075% on next $100 million 0.050% on next $800 million 0.040% on next $1 billion 0.030% on excess

[1]	When determining the breakpoint rates, the combined average daily net assets of the Pacific Select Fund Portfolio are aggregated with the corresponding fund of Pacific Life Funds, provided it is managed by the same Manager.

[2]	BlackRock and Franklin are co-managers of the Small-Cap Equity Portfolio. Each Manager is paid based on the average daily net assets of the portion of the Portfolio it manages.

[3]	When determining the breakpoint rates, the combined average daily net assets of the Portfolios are aggregated with the corresponding funds of Pacific Life Funds managed by the same Manager.

[4]	Should the aggregate assets of the Managed Bond and Inflation Managed Portfolios of Pacific Select Fund and the PL Managed Bond and PL Inflation Managed Funds of Pacific Life Funds fall below $3 billion, the Adviser will pay the Manager an annual percentage of 0.25% of the Managed Bond Portfolio’s average daily net assets.

Sub-Advisory Fees Paid or Owed

Portfolio	2011	2010	2009

Small-Cap Growth	$2,725,347	$2,648,682	$2,444,433
Emerging Markets Debt[1]	N/A	N/A	N/A
International Small-Cap	5,265,323	4,722,946	3,981,290
Mid-Cap Value[2]	3,821,847	3,738,319	2,247,737
Equity Index	548,947	628,132	617,788
Small-Cap Equity[3]	3,989,892	3,396,961	2,421,213
Small-Cap Index	101,341	99,527	91,064
PD Large-Cap Growth Index[4]	17,471	9,368	2,594
PD Large-Cap Value Index[4]	20,446	10,807	2,901

Portfolio	2011	2010	2009

PD Small-Cap Growth Index[4]	$5,361	$3,264	$1,227
PD Small-Cap Value Index[4]	6,222	3,745	1,331
Large-Cap Value	7,115,845	7,232,214	6,481,634
Technology	441,046	397,949	300,872
PD Emerging Markets[4]	145,793	102,001	48,496
PD International Large-Cap[4]	110,135	55,488	15,992
Floating Rate Loan[5]	3,147,404	3,716,266	4,146,934
Comstock[6]	6,734,618	7,007,848	5,810,141
International Value[7]	5,243,730	5,683,136	6,439,489
Long/Short Large-Cap[8]	9,373,699	7,942,582	5,601,634
Growth LT	4,562,162	5,201,208	4,694,450
Focused 30	530,706	640,378	900,763
Health Sciences	571,906	469,719	408,650
Mid-Cap Equity	6,062,691	6,145,713	6,438,188
International Large-Cap	8,845,835	9,310,594	8,669,698
Mid-Cap Growth	4,221,185	4,004,756	3,045,970
Real Estate	2,163,225	2,044,471	1,598,145
Small-Cap Value	2,184,762	2,349,678	2,121,452
Main Street Core	3,333,597	2,935,363	2,928,138
Emerging Markets	3,741,697	3,809,255	3,141,823
Managed Bond	14,345,741	13,733,064	10,568,069
Inflation Managed	7,917,965	9,704,493	8,636,149
PD Aggregate Bond Index[4]	86,314	54,825	17,887
PD High Yield Bond Market[4]	137,677	80,332	40,042
Dividend Growth[9]	3,536,279	2,921,752	2,138,140
Short Duration Bond[10]	1,710,884	1,619,330	1,513,388
Large-Cap Growth[11]	3,570,872	3,466,650	2,935,149
Diversified Bond[12]	4,255,302	3,944,750	3,095,283
Inflation Protected[13]	427,609	N/A	N/A

[1]	The Emerging Markets Debt Portfolio commenced operations on April 30, 2012.

[2]	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.

[3]
 BlackRock and Franklin began co-managing the Small-Cap Equity Portfolio on May 1, 2010. $65,792 and $42,206 was paid in 2011 and 2010, respectively, to BlackRock. $3,924,100 and $2,431,435 was paid in 2011 and 2010, respectively, to Franklin. Vaughan Nelson Investment Management, L.P. served as the Manager prior to that date.

[4]
 The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, PD International Large-Cap, PD Aggregate Bond Index and PD High Yield Bond Market Portfolios commenced operations on May 1, 2009.

[5]	Eaton Vance began managing the Floating Rate Loan Portfolio on May 1, 2010. Highland Capital Management, L.P. served as the Manager prior to that date.

[6]	Invesco began managing the Comstock Portfolio on June 1, 2010. Morgan Stanley Investment Management Inc., doing business as Van Kampen, served as the Manager prior to that date.

[7]	JP Morgan began managing the International Value Portfolio on January 1, 2011. Alliance Bernstein LP served as Manager prior to that date.

[8]
 Analytic Investors, LLC and JP Morgan were co-managers of the Long/Short Large-Cap Portfolio from May 1, 2008 through April 30, 2011. $1,029,849, $2,814,787 and $2,092,145 was paid in 2011, 2010 and 2009, respectively, to Analytic Investors. $8,343,850, $5,127,795 and $3,509,489 was paid in 2011, 2010 and 2009, respectively, to JP Morgan.

[9]	T. Rowe Price began managing the Dividend Growth Portfolio on May 1, 2010. Capital Guardian Trust Company served as the Manager prior to that date.

[10]	T. Rowe Price began managing the Short Duration Bond Portfolio on May 1, 2011. Goldman Sachs Asset Management, L.P. served as the Manager prior to that date.

[11]	UBS Global AM began managing the Large-Cap Growth Portfolio on May 1, 2009. Loomis, Sayles & Company, L.P. served as the Manager prior to that date.

[12]	Western Asset began managing the Diversified Bond Portfolio on February 2, 2009. JP Morgan served as the Manager prior to that date.

[13]	The Inflation Protected Portfolio commenced operations on May 2, 2011.

The following provides information regarding each sub-advisory firm’s (“Manager’s”) compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Portfolio’s fiscal year ended December 31, 2011, unless otherwise noted. The descriptions may include compensation benchmarks, which are chosen by the particular management firm and may or may not match a Portfolio’s benchmark index presented in the Prospectuses.

Alger

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•	the firm’s overall financial results and profitability;

•	the firm’s overall investment management performance;

•	current year’s and prior years’ investment performance (both relative and absolute) of the portfolios for which the individual is responsible based on the benchmark of each such portfolio;

•	qualitative assessment of an individual’s performance with respect to the firm’s investment process and standards; and

•	the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining the portfolio manager’s compensation may change from time to time, we use benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry. For our small-cap growth portfolios, we currently use the Russell 2000 Growth Index as well as the Lipper Small-Cap Growth Universe and the Morningstar Small Growth Universe.

Alger has implemented a long-term deferred compensation program (“LTDC”) which gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. There is broad participation in the LTDC program amongst the investment professionals. The LTDC reinforces the portfolio managers’ commitment to generating superior investment performance for the firm’s clients. The awards are invested in Alger mutual funds and have a four year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four year period.

Additionally, the Alger Partner’s Plan provides key investment executives with phantom equity that allows participants to pro-rata rights to growth in the firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Further, participation in this program will be determined annually.

Ashmore

The Investment Committee Members are compensated by the Investment Manager through fixed annual salaries, as well as by performance-based annual bonuses determined at the discretion of the Ashmore Group plc’s Awards Committee and, in the case of the Chief Executive himself, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group plc. The bonus pool from which employee bonuses are derived is calculated based on EBVCIT (earnings before variable compensation interest and taxation) for the performance year in question. The determination of an Investment Committee Member’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s profitability. This assessment is performed on a continuous basis as well as through a formal annual review. As part of their annual bonus, the Investment Committee Members are granted shares in Ashmore Group plc, which are restricted from sale for 5 years post award.

Batterymarch

In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•	individual performance-based bonuses based on the investment professionals’ added value to the products for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•	corporate profit sharing; and an

•	annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for 31 months to receive payment).

Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Compensation for Portfolio Managers is based on all the portfolios they manage collectively, using standard benchmarks appropriate for those mandates. With respect to peer groups, we use information from the appropriate Russell universe, which in the case of the International Small-Cap Portfolio would be the Global Ex-US Equity Small Cap universe.

BlackRock Capital and BlackRock

The term “BlackRock” as used in this section includes both BlackRock Capital and BlackRock.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation for portfolio managers, Bliss, Corallo and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage’s compensation is not measured against a specific benchmark.

Discretionary Incentive Compensation for portfolio managers, Balaraman and Coyle

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to this portfolio manager, such benchmarks for the Fund and other accounts are Lipper Global Small-/Mid-Cap Fund classification, Morningstar Global Small-Cap Equity fund classification, Lipper Small-Cap Value Fund classification and Lipper Mid-Cap Value Fund classification.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Balaraman, Bliss, Corallo, Coyle and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Each portfolio manager is eligible to participate in these plans.

ClearBridge

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

The benchmark used to measure the performance of the portfolio manager for the Large-Cap Value Portfolio is the Russell 1000 Value Index.

Columbia Management

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level. The peer group used to measure performance of the portfolio managers for the Technology Portfolio is the Lipper Science and Technology Funds Classification.

DFA

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted stock of DFA as determined from time to time by the Board of Directors of DFA or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Eaton Vance

Compensation Structure for Eaton Vance

Compensation of Eaton Vance’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Eaton Vance’s employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Portfolio Manager Compensation.

Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or

Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. For open-end floating rate loan portfolios managed by Eaton Vance, including the Floating Rate Loan Portfolio, Eaton Vance currently uses a custom peer group including the funds in the Lipper Loan Participation group and certain other funds that Eaton Vance believes have similar investment objectives and strategies. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Franklin

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

For the Small-Cap Equity Portfolio, the benchmark for compensation purposes is the Russell 2000 Value and the peer group is the Small Cap Value Equity.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.  The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.  Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

For the Comstock Portfolio, the peer group for compensation purposes is the Large Cap Value.

JP Morgan

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

For the Long/Short Portfolio the benchmark for compensation purposes is the S&P 500 and the peer group is the Large Cap Core Equity. For the International Value Portfolio, the benchmark for compensation purposes is the MSCI EAFE Value and the peer group is the International Large Cap Value.

Janus

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers (“CIO”) of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect the portfolio manager’s quarterly variable compensation, the management fee revenue received by Janus Capital in connection with such portfolio manager’s Managed Funds determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager’s investment performance on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Newly hired portfolio managers may have guaranteed compensation levels during the first few years of their employment with Janus.

CIO Variable Compensation:  The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Growth LT Portfolio’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. The Focused 30 Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

Jennison

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factors are reviewed for David Chan:

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, such as the S&P SuperComposite Health Care Index, and the investment professional’s respective coverage universes;

•	One year pre-tax total return investment performance of groupings of accounts for which the portfolio manager is responsible, not including the Health Sciences Portfolio;

The majority of Mr. Chan’s compensation is expected to be derived from his impact on investment and business performance of portfolios other than the Health Sciences Portfolio.

The following primary quantitative factor is reviewed for Michael A. Del Balso:

•	One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, such as the S&P SuperComposite Health Care Index, and industry peer group data for the large cap growth portfolios for which the portfolio manager is responsible, not including the Health Sciences Portfolio;

The majority of Mr. Del Balso’s compensation is expected to be derived from his impact on investment and business performance of portfolios other than the Health Sciences Portfolio.

The qualitative factors reviewed for the portfolio managers may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Lazard

Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

The benchmark used to measure the performance of the portfolio manager for the Mid-Cap Equity Portfolio is the Russell Midcap Index. As of 12/31/09, the Lipper peer group for the Mid-Cap Equity Portfolio was mid cap core.

MFS

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure performance for the Fund:

1)	For Daniel Ling: MSCI EAFE Index.

2)	For Marcus L. Smith: MSCI EAFE Index.

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

NFJ

NFJ’s compensation plan is designed specifically to be aligned with the interests of its clients. NFJ aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, NFJ offers both short- and long-term incentive plans.

Compensation and Investment Performance

The short-term incentive pools for the NFJ investment team are annual discretionary bonuses directly related to the revenue of the investment business and the performance of the investment strategies relative to their individual benchmarks over a five-year period. The percentage allocated to the investment team increases based on the number of strategies outperforming. The pool is then subjectively allocated to team members based on individual contributions. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive plan provides rewards to certain key staff and executives of Allianz Global Investors’ companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of Allianz Global Investors in the U.S. and globally. The plan has a three-year vesting schedule and is paid in cash upon vesting.

Overall, NFJ believes that competitive compensation is essential to retaining top industry talent. With that in mind, NFJ continually reevaluates its compensation policies against industry benchmarks. NFJ’s goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms such as McLagan and ECS (Watson Wyatt Data Services).

For the Small-Cap Value Portfolio, the benchmark for compensation purposes is the Russell 2000 Value.

Oppenheimer

Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2010 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Emerging Markets Portfolio is Lipper-Emerging Markets Funds, the Main Street Core Portfolio is Lipper-Large Cap Core, and the Multi-Strategy Portfolio is Lipper Mixed Asset Target Allocation-Moderate. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolios and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

PLFA/Pacific Asset Management

PLFA/Pacific Asset Management strives to provide pay programs that will attract, retain, and motivate qualified employees. The pay programs and structures are designed to establish equitable and competitive pay levels for employees while recognizing differences in responsibilities and individual performance. PLFA/Pacific Asset Management’s goal is to link total annual compensation (both salary and incentive pay programs) to organizational and personal performance. Company performance and the portfolio manager’s performance directly impact the amount of total compensation they receive each year. PLFA/Pacific Asset Management offers a multi-level compensation structure for portfolio managers:

•	Fixed compensation is given as a base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objectives of the portfolio manager.

•	Portfolio managers are eligible to receive an annual variable incentive bonus. The incentive pay program is a significant component of overall compensation based on company performance and individual employee performance designed to link performance to pay. The portfolio managers’ individual performance is evaluated annually based on a variety of factors. The High Yield Bond portfolio managers’ performance is compared to the appropriate benchmark index over one and three year periods. The benchmark used to measure performance of the portfolio managers for the High Yield Bond Portfolio is the Barclay’s High Yield 2% Issuer Cap and for the Floating Rate Income Portfolio is the Credit Suisse Leveraged Loan Index. The Cash Management, Portfolio Optimization and Pacific Dynamix portfolio managers’ performance is not compared to a particular benchmark or index for compensation purposes.

•	Additionally, the portfolio managers are eligible for traditional health care benefits and 401(k) retirement benefits.

PIMCO

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary — Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•	Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups. The benchmarks for each portfolio are:

Managed Bond Portfolio — Barclays Capital U.S. Aggregate Bond Index

Inflation Managed Portfolio — Barclays Capital Global Real: US TIPS

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

SSgA FM

The compensation of SSgA Investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee’s manager, in conjunction with the senior management of the employee’s business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for tax-efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

UBS Global AM

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Portfolio’s portfolio managers, has up to three basic components — a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global Asset Management and of UBS as a whole. As its name implies, variable compensation is liable to change and is delivered in cash and, when over a defined total compensation threshold, deferred.

•	Variable deferred — employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the assets such portfolio manager manages versus the relevant benchmark or index and, where appropriate, peer strategies, over one and three years for equities.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

The benchmark used to measure the performance of the portfolio manager for the Large-Cap Growth Portfolio is the Russell 1000 Growth Index.

Western Asset

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

For the Diversified Bond Portfolio, the benchmark for compensation purposes is the Barclays Capital U.S. Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds. For the Inflation Protected Portfolio, the benchmark for compensation purposes is the Barclays US TIPS Index and the peer group is the Treasury Inflation Protected Securities.

Other Accounts Managed

The following tables reflect information regarding accounts, other than the Portfolio, for which each portfolio manager has day-to-day management responsibilities. Such information has been provided by the applicable management firm for each Portfolio. For the accounts presented, it is possible that an individual manager may only manage a portion of the assets of a particular account and such portion may be substantially lower than the total assets of such account. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below.

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Small-Cap Growth
Jill Greenwald	9	$3,136,679,835	1	$15,811,473	27	$1,185,545,862
Emerging Markets Debt
Mark Coombs	9	$1,140,320,858	47	$28,102,300,660	32	$29,751,707,908
Jerome Booth	9	$1,140,320,858	47	$28,102,300,660	32	$29,751,707,908
Ricardo Xavier	9	$1,140,320,858	47	$28,102,300,660	32	$29,751,707,908
Herbert Saller	9	$1,140,320,858	47	$28,102,300,660	32	$29,751,707,908
International Small-Cap
Stephen A. Lanzendorf	10	$2,752,227,140	15	$1,111,647,635	51	$5,174,929,948
Christopher W. Floyd	5	$1,278,165,094	13	$887,732,261	16	$2,560,304,081
Mid-Cap Value
Murali Balaraman	6	$2,588,875,598	1	$303,238,905	2	$15,288,017
John Coyle	6	$2,588,874,598	1	$303,238,905	2	$15,288,017
Equity Index
Christopher Bliss	68	$43,745,445,076	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$43,745,445,076	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Small-Cap Equity
Christopher Bliss	68	$45,817,973,450	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$45,817,973,450	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000
William J. Lippman	15	$14,053,542,892	1	$527,596,374	None	N/A
Y. Dogan Sahin	2	$2,897,814,506	None	N/A	None	N/A
Bruce C. Baughman	15	$14,053,542,892	1	$527,596,374	None	N/A
Margaret McGee	15	$14,053,542,892	None	N/A	None	N/A
Donald G. Taylor	15	$14,053,542,892	1	$527,596,374	None	N/A
Small-Cap Index
Christopher Bliss	68	$45,692,031,288	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$45,692,031,288	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000
PD Large-Cap Growth Index
Christopher Bliss	68	$46,004,029,204	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$46,004,029,204	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000
PD Large-Cap Value Index
Christopher Bliss	68	$45,894,243,950	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$45,894,243,950	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000
PD Small-Cap Growth Index
Christopher Bliss	68	$45,075,876,939	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$45,075,876,939	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000
PD Small-Cap Value Index
Christopher Bliss	68	$46,069,790,317	195	$408,216,462,075	91	$221,869,871,711
Edward Corallo	68	$46,069,790,317	169	$347,901,265,908	85	$217,715,547,718
Greg Savage	216	$314,800,000,000	43	$45,200,000,000	1	$4,200,000
Large-Cap Value
Robert Feitler	8	$1,115,661,644	None	N/A	1,070	$382,984,767
Dmitry Khaykin	8	$1,115,661,644	None	N/A	1,070	$382,984,767
Technology
Paul H. Wick	3	$790,142,766	None	N/A	8	$553,832,313
Richard M. Parower	3	$552,984,841	None	N/A	6	$47,569,285
Sangeeth Peruri	None	N/A	None	N/A	13	$59,028,524
Vishal Saluja	None	N/A	None	N/A	13	$991,115,965
Sushil Wagle	None	N/A	None	N/A	1	$407,681
PD Emerging Markets
Joseph H. Chi	38	$61,098,004,308	8	$1,634,144,705	25	$7,961,683,460
Jed S. Fogdall	38	$61,098,004,308	8	$1,634,144,705	25	$7,961,683,460
Henry F. Gray[1]	None	N/A	None	N/A	None	N/A
Karen E. Umland	38	$61,098,004,308	8	$1,634,144,705	25	$7,961,683,460

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of		Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts		in the Accounts

PD International Large-Cap
Joseph H. Chi	38	$61,035,134,630	8	$1,634,144,705	25		$7,961,683,460
Jed S. Fogdall	38	$61,035,134,630	8	$1,634,144,705	25		$7,961,683,460
Henry F. Gray[1]	None	N/A	None	N/A	None		N/A
Karen E. Umland	38	$61,035,134,630	8	$1,634,144,705	25		$7,961,683,460
Floating Rate Loan
Scott H. Page	11	$17,709,929,541	6	$6,087,722,598	2		$1,300,304,177
Andrew Sveen	4	$3,089,533,258	None	N/A	None		N/A
Craig P. Russ	7	$15,450,534,334	1	$3,969,249,471	2		$1,300,304,177
Comstock
Kevin Holt	11	$14,348,757,447	1	$124,976,598	3,360		$427,435
Jason Leder	11	$14,348,757,447	1	$124,976,598	3,360		$427,435
Devin Armstrong	11	$14,348,757,447	1	$124,976,598	3,360		$427,435
James Warwick	11	$14,348,757,447	1	$124,976,598	3,360		$427,435
Matthew Seinsheimer	11	$14,348,757,447	1	$124,976,598	3,360		$427,435
International Value
Gerd Woort-Menker	13	$5,645,207	6	$1,065,938	1		$59,807
Long/Short Large-Cap
Thomas Luddy	10	$10,470,349	5	$1,269,980	55		$13,982,121
Susan Bao	10	$10,470,349	5	$1,269,980	55		$13,982,121
Terence Chen	11	$2,662,664	1	$285,061	2		$385,860
Growth LT
Jonathan D. Coleman	11	$8,730,461,769	None	N/A	3		$3,750,563
Burton H. Wilson	8	$8,589,790,677	None	N/A	3		$3,750,563
Focused 30
Ron Sachs	17	$15,311,679,183	1	$48,884,032	4		$1,182,273,589
Health Sciences
David Chan	1	$783,644,000	None	N/A	None		N/A
Michael A. Del Balso	11	$11,391,833,000	5	$992,409,000	5	[2]	$598,397,000	[2]
Mid-Cap Equity
Robert A. Failla	12	$8,064,740,112	5	$750,531,924	50		$2,479,172,810
Christopher H. Blake	10	$7,631,514,093	3	$730,112,446	65		$2,221,601,996
Daniel P. Breslin	8	$1,398,329,724	2	$20,419,478	26		$704,393,685
Martin Flood	16	$9,758,365,640	7	$1,066,785,863	193		$4,253,408,878
Andrew D. Lacey	16	$9,913,346,857	13	$1,420,529,592	194		$5,423,661,134
International Large-Cap
Daniel Ling	10	$6,701,933,244	1	$538,673,140	20		$3,416,377,551
Marcus L. Smith	11	$6,825,089,270	2	$547,497,152	23		$4,015,476,677

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Mid-Cap Growth
Dennis P. Lynch	34	$16,341,609,035	4	$3,792,577,187	13	$1,167,720,155
David S. Cohen	34	$16,341,609,035	4	$3,792,577,187	13	$1,167,720,155
Sam G. Chainani	34	$16,341,609,035	4	$3,792,577,187	13	$1,167,720,155
Alexander T. Norton	34	$16,341,609,035	4	$3,792,577,187	13	$1,167,720,155
Jason C. Yeung	34	$16,341,609,035	4	$3,792,577,187	13	$1,167,720,155
Armistead B. Nash	34	$16,341,609,035	4	$3,792,577,187	13	$1,167,720,155
Real Estate
Theodore R. Bigman	13	$4,498,390,569	12	$6,814,371,938	65	$6,362,593,609
Small-Cap Value
Benno J. Fischer	23	$23,260,170,489	5	$156,897,601	49	$9,756,674,383
Paul A. Magnuson	20	$23,158,671,076	5	$156,897,601	44	$9,233,407,684
Morley D. Campbell	5	$8,040,390,056	3	$77,419,078	6	$784,072,436
Main Street Core
Manind Govil	9	$8,620,445,559	1	$527	1	$220,943,546
Benjamin Ram	5	$6,910,937,491	1	$527	None	N/A
Emerging Markets
Justin M. Leverenz	4	$21,747,077,136	2	$794,929,525	1	$224,847,768
Cash Management
Jason R. Rosiak	3	$1,438,227,884	None	N/A	3	$394,662,138
Brian M. Robertson	2	$1,399,613,038	None	N/A	None	N/A
Floating Rate Income
Jason R. Rosiak	3	$2,230,923,804	None	N/A	3	$394,662,138
J.P. Leasure	None	N/A	None	N/A	1	$185,843,786
Michael Marzouk	None	N/A	None	N/A	1	$185,843,786
High Yield Bond
Jason R. Rosiak	3	$906,730,723	None	N/A	3	$394,662,138
Michael Long	None	N/A	None	N/A	None	N/A
Brian M. Robertson	2	$868,115,877	None	N/A	None	N/A
Managed Bond
William H. Gross	42	$352,035,347,120	32	$37,209,838,055	69	$36,283,656,036
Inflation Managed
Mihir P. Worah	23	$65,778,172,601	18	$9,783,635,690	65	$26,144,993,747
PD Aggregate Bond Index
Michael J. Brunell	22	$32,737,616,425	65	$47,439,290,141	192	$88,607,024,547
Max DeSantis	22	$32,737,616,425	65	$47,439,290,141	192	$88,607,024,547
Mahesh Jayakumar	22	$32,737,616,425	65	$47,439,290,141	192	$88,607,024,547
PD High Yield Bond Market
Michael J. Brunell	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Max DeSantis	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Patrick Bresnehan	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Dividend Growth
Thomas J. Huber	2	$3,215,573,344	1	$191,911,079	None	N/A

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Short Duration Bond
Edward A. Wiese	5	$7,242,021,761	None	N/A	12	$2,937,212,414
Large-Cap Growth
Lawrence G. Kemp	3	$359,132,652	6	$3,554,598,740	13	$3,671,820,964
Diversified Bond
Stephen A. Walsh	101	$160,887,789,229	208	$103,652,071,902	741	$175,549,422,985
Michael C. Buchanan	47	$27,565,952,671	10	$5,012,403,676	15	$2,237,229,164
Carl L. Eichstaedt	20	$19,331,545,307	1	$2,659,034,463	54	$13,455,919,857
Keith J. Gardner	40	$23,982,732,564	7	$2,550,563,647	2	$1,116,862,383
Mark S. Lindbloom	21	$21,790,361,608	2	$74,593,111	45	$13,765,873,085
Inflation Protected
Stephen A. Walsh	101	$162,491,711,047	208	$103,652,071,902	741	$175,549,422,985
Paul E. Wynn	6	$1,929,998,994	3	$341,241,834	13	$3,828,058,181
Peter H. Stutz	6	$1,929,998,994	2	$32,088,922	13	$2,962,697,369
Pacific Dynamix-Conservative Growth
Howard T. Hirakawa	12	$40,225,426,592	None	N/A	None	N/A
Carleton J. Meunch	12	$40,225,426,592	None	N/A	None	N/A
Pacific Dynamix-Moderate Growth
Howard T. Hirakawa	12	$40,068,865,615	None	N/A	None	N/A
Carleton J. Meunch	12	$40,068,865,615	None	N/A	None	N/A
Pacific Dynamix-Growth
Howard T. Hirakawa	12	$40,171,054,195	None	N/A	None	N/A
Carleton J. Meunch	12	$40,171,054,195	None	N/A	None	N/A
Portfolio Optimization Conservative
Howard T. Hirakawa	12	$36,807,132,833	None	N/A	None	N/A
Carleton J. Muench	12	$36,807,132,833	None	N/A	None	N/A
Portfolio Optimization Moderate-Conservative
Howard T. Hirakawa	12	$36,320,898,824	None	N/A	None	N/A
Carleton J. Muench	12	$36,320,898,820	None	N/A	None	N/A
Portfolio Optimization Moderate
Howard T. Hirakawa	12	$25,845,857,909	None	N/A	None	N/A
Carleton J. Muench	12	$25,845,857,909	None	N/A	None	N/A
Portfolio Optimization Growth
Howard T. Hirakawa	12	$27,813,655,959	None	N/A	None	N/A
Carleton J. Muench	12	$27,813,655,959	None	N/A	None	N/A
Portfolio Optimization Aggressive-Growth
Howard T. Hirakawa	12	$37,692,919,597	None	N/A	None	N/A
Carleton J. Muench	12	$37,692,919,597	None	N/A	None	N/A

[1] As of December 31, 2011, Henry F. Gray did not share primary responsibility for the day-to-day management of accounts managed by DFA; consequently “other accounts” information is not presented for Mr. Gray.

[2] Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

	PERFORMANCE BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Emerging Markets Debt
Mark Coombs	None	N/A	15	$13,374,918,430	2	$287,601,369
Jerome Booth	None	N/A	15	$13,374,918,430	2	$287,601,369
Ricardo Xavier	None	N/A	15	$13,374,918,430	2	$287,601,369
Herbert Saller	None	N/A	15	$13,374,918,430	2	$287,601,369
International Small-Cap
Stephen A. Lanzendorf	None	N/A	1	$4,760,897	4	$112,666,565
Christopher W. Floyd	None	N/A	1	$4,760,897	None	N/A
Equity Index
Christopher Bliss	None	N/A	2	$884,106,294	None	N/A
Edward Corallo	None	N/A	2	$884,106,294	None	N/A
Small-Cap Equity
Christopher Bliss	None	N/A	2	$884,106,294	None	N/A
Edward Corallo	None	N/A	2	$884,106,294	None	N/A
Small-Cap Index
Christopher Bliss	None	N/A	2	$884,106,295	None	N/A
Edward Corallo	None	N/A	2	$884,106,295	None	N/A
PD Large-Cap Growth Index
Christopher Bliss	None	N/A	2	$884,106,295	None	N/A
Edward Corallo	None	N/A	2	$884,106,295	None	N/A
PD Large-Cap Value Index
Christopher Bliss	None	N/A	2	$884,106,295	None	N/A
Edward Corallo	None	N/A	2	$884,106,295	None	N/A
PD Small-Cap Growth Index
Christopher Bliss	None	N/A	2	$884,106,295	None	N/A
Edward Corallo	None	N/A	2	$884,106,295	None	N/A
PD Small-Cap Value Index
Christopher Bliss	None	N/A	2	$884,106,295	None	N/A
Edward Corallo	None	N/A	2	$884,106,295	None	N/A
Large-Cap Value
Robert Feitler	1	$669,230,972	None	N/A	None	N/A
Dmitry Khaykin	1	$669,230,972	None	N/A	None	N/A
PD Emerging Markets
Joseph H. Chi	None	N/A	None	N/A	1	$345,559,420
Jed S. Fogdall	None	N/A	None	N/A	1	$345,559,420
Karen E. Umland	None	N/A	None	N/A	1	$345,559,420
PD International Large-Cap
Joseph H. Chi	None	N/A	None	N/A	1	$345,559,420
Jed S. Fogdall	None	N/A	None	N/A	1	$345,559,420
Karen E. Umland	None	N/A	None	N/A	1	$345,559,420
Floating Rate Loan
Scott H. Page	None	N/A	1	$490,350,000	None	N/A

	PERFORMANCE BASED FEES AS OF 12/31/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Long/Short Large-Cap
Thomas Luddy	None	N/A	3	$6,089,127	4	$1,698,857
Susan Bao	None	N/A	3	$6,089,127	4	$1,698,857
Growth LT
Jonathan D. Coleman	1	$8,084,731,225	None	N/A	None	N/A
Burton H. Wilson	1	$8,084,731,225	None	N/A	None	N/A
Focused 30
Ron Sachs	1	$12,026,810,768	None	N/A	None	N/A
Health Sciences
David Chan	None	N/A	1	$46,522,000	None	N/A
Mid-Cap Equity
Robert A. Failla	1	$5,931,361,111	None	N/A	None	N/A
Christopher H. Blake	1	$5,931,361,111	None	N/A	1	$40,327,556
Daniel P. Breslin	1	$5,931,361,111	None	N/A	None	N/A
Martin Flood	1	$5,931,361,111	None	N/A	1	$40,327,556
Andrew D. Lacey	1	$5,931,361,111	None	N/A	None	N/A
International Large-Cap
Daniel Ling	None	N/A	None	N/A	1	$390,234,749
Marcus L. Smith	None	N/A	None	N/A	1	$390,234,749
Real Estate
Theodore R. Bigman	None	N/A	None	N/A	15	$766,061,460
Managed Bond
William H. Gross	None	N/A	7	$3,171,731,742	18	$8,438,317,345
Inflation Managed
Mihir P. Worah	None	N/A	None	N/A	13	$3,142,956,274
Diversified Bond
Stephen A. Walsh	None	N/A	6	$851,818,455	76	$18,925,354,045
Carl L. Eichstaedt	None	N/A	None	N/A	4	$960,703,320
Mark S. Lindbloom	None	N/A	None	N/A	5	$1,729,153,110
Inflation Protected
Stephen A. Walsh	None	N/A	6	$851,818,455	76	$18,925,354,045
Paul E. Wynn	None	N/A	None	N/A	3	$341,241,834
Peter H. Stutz	None	N/A	None	N/A	2	$32,088,922

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portfolio of the Fund may be presented with the following potential conflicts:

Alger

Alger’s portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger has developed trade allocation policies and procedures designed to avoid action that would result in an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

Ashmore

The following summarizes the policy of Ashmore for managing conflicts of interest. As an investment adviser to multiple client accounts, Ashmore recognizes that potential conflicts of interest may arise in its management of such accounts. Ashmore has adopted compliance policies and procedures that are designed to identify, manage and/or mitigate these conflicts. Although Ashmore believes its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest among Ashmore, its affiliates and clients, no set of policies and procedures can anticipate every potential conflict of interest. Accordingly, where a particular conflict that is not covered by such procedures arises, Ashmore will take the course of action most consistent with its policies to eliminate or minimize the harm of such conflict.

Conflicts of interest can arise where: (i) the interests of Ashmore conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of Ashmore conflict with those of another of Ashmore’s clients (client vs. client conflicts). Ashmore has policies and arrangements in place to identify and manage conflicts of interest that may arise between Ashmore and its clients or between the Ashmore’s different clients. Ashmore has a policy of independence that requires its staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

Ashmore places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. Ashmore’s compliance department conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions — Ashmore acts as manager, investment manager, advisor or general partner to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While Ashmore may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of Ashmore’s remuneration based thereon, Ashmore will at all times have regard to its obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal — Ashmore may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. Ashmore may also co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of a client fund’s assets. Ashmore’s return on investment in a client fund will be determined by reference to the investment decisions Ashmore makes for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. Ashmore’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments — certain directors and employees of Ashmore or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments — Ashmore may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments — Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that Ashmore’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. Ashmore’s policy further requires all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients — Ashmore may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which Ashmore or an affiliated company is the manager or investment manager (for example for a fund of fund).

Ashmore may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where Ashmore determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

Batterymarch

As an investment adviser to multiple client accounts, Batterymarch recognizes that actual or potential conflicts of interest may arise in its business and accordingly has developed compliance policies and procedures that it believes are reasonably designed to detect, prevent and/or minimize the effects of such conflicts of interest. Nevertheless, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. The following is a summary of certain potential conflicts of interest that may arise in managing multiple client accounts:

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Different Investment Strategies.  Batterymarch provides investment advisory services for multiple funds and accounts and under multiple investment strategies and may give advice, and take action, with respect to any of those funds or accounts, that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual fund or account. At times, one or more portfolio managers may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

For example, certain portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. The stock selection models, risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios may differ from the models and rules that are used to manage client account portfolios that hold securities short, which may result in similar securities being ranked differently for the different investment strategies. As a result, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain account portfolios may contain securities sold short that are simultaneously held as long positions in certain long-only portfolios managed by Batterymarch.

Timing of Trades.  To lessen the market impact of securities transactions, Batterymarch often limits daily trading volumes and aggregates trades for multiple funds and accounts, where feasible. However, at times, some accounts may separately trade a particular security in advance of other accounts. In such situations, a purchase may increase the value of a security previously purchased by another account, or a sale or short sale in one account may lower the sale price received in a sale by a second account.

Broker Selection and Soft Dollar Usage.  Portfolio managers may be able to influence the selection of broker-dealers that are used to execute securities transactions for the funds and/or accounts they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Batterymarch is involved shall come within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereof as issued by the Securities and Exchange Commission. Nonetheless, the research services obtained from brokers and dealers may be may be used to service other clients than those paying commissions to the broker-dealers providing the research services, and also may benefit some funds or accounts more than others.

Differences in Financial Incentives.  A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch’s employees may buy, hold or sell securities at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Batterymarch for its client accounts. Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information.

Batterymarch seeks to avoid these potential conflicts of interest by acting in good faith and in the best interests of clients and by not favoring or making riskier investments for accounts paying performance-based or higher fees. Batterymarch generally requires portfolio decisions to be made on a product specific basis and requires average pricing of all aggregated orders. Additionally, the investment performance of composites, not individual client accounts, is generally considered a factor in determining portfolio managers’ compensation. Furthermore, Batterymarch has adopted a written Code of Ethics designed to prevent, limit and/or detect personal trading activities that may interfere or conflict with client interests.

BlackRock Capital and BlackRock

The term “BlackRock” as used in this section includes both BlackRock Capital and BlackRock.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClearBridge

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Columbia Management

Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

DFA

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the PD Emerging Markets Portfolio and PD International Large-Cap Portfolio (for purposes of this section, the “Portfolios” or each, a “Portfolio”), other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

•	Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. DFA or Dimensional seeks to manage such competing interests for the time and attention of the portfolio manager by having him focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

•	Investment Opportunities. It is possible that at times identical securities will be held by both a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolios and one or more Accounts, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and Accounts.

•	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

•	Performance Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Eaton Vance

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Franklin

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.

Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco determines which broker to use to execute each order for securities transactions for the Portfolio, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Fund’s and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

JP Morgan

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Janus

The portfolio managers may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or pooled investment vehicles, such as hedge funds, which may have materially higher fees than a portfolio or may have performance-based management fees. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Jennison

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Lazard

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.

As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only accounts alongside long/short assets, although may from time to time, manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

MSIM

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

NFJ

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee, a Performance Measurement Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Oppenheimer

As indicated previously in the “Other Accounts Managed” sub-section, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolios. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Portfolios, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolios, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolios.

Pacific Asset Management

While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Asset Management has adopted policies and procedures to address any potential material conflicts, should they arise. In particular, trade allocation and affiliated persons transaction policies and procedures include controls and reviews to detect and monitor potential material conflicts.

PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of a Portfolio Optimization Portfolio or Pacific Dynamix Portfolio, on the one hand, and other Portfolio Optimization or Pacific Dynamix Portfolios or the Underlying Portfolios on the other hand. This might occur, for example, if an Underlying Portfolio in which multiple Portfolio Optimization or Pacific Dynamix Portfolios invest has limited capacity for further investment; or if certain Underlying Portfolios are more profitable than others. PLFA has a process in place to address these types of risks.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

SSgA FM

A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

T. Rowe Price

Portfolio managers at T. Rowe Price and T. Rowe Price International typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and T. Rowe Price International have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

UBS Global AM

The portfolio management team’s management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (UBS) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Portfolio or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (Client Accounts) may adversely impact the Portfolio. UBS and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.

Western Asset

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Beneficial Interest of Portfolio Managers

In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own shares of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the Portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Portfolio’s performance. As of the Fund’s fiscal year end, December 31, 2011, there were no fund shares beneficially owned by any portfolio managers.

Investment Adviser to the Master Funds

The investment adviser to the Master Funds, Capital Research and Management Company (“CRMC”), located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of experienced investment professionals. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries.

The Investment Advisory and Service Agreement (the “CRMC Agreement”) between the Master Funds and CRMC will continue in effect until December 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Fund, and (ii) the vote of a majority of the trustees of the Master Fund who are not parties to the CRMC Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The CRMC Agreement provides that CRMC has no liability to the Master Fund for its acts or omissions in the performance of its obligations to the Master Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the CRMC Agreement. The CRMC Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the CRMC Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

As compensation for its services, CRMC receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:

For the Master Asset Allocation Fund, CRMC receives 0.50% on the first $600 million of net assets; plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion; plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion; plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.25% on net assets in excess of $8.0 billion.

For the Master Growth Fund, CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion; plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion; plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion; plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.285% on net assets in excess of $27.0 billion but not exceeding $34.0 billion; plus 0.28% on net assets in excess of $34.0 billion.

For the Master Growth-Income Fund, CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion; plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion; plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion; plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion; plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion; plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion; plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion; plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.222% on net assets in excess of $27.0 billion but not exceeding $34.0 billion; plus 0.219% on net assets in excess of $34.0 billion.

For more information regarding CRMC, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

DISTRIBUTION OF FUND SHARES

Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s principal underwriter and distributor (“Distributor”) pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Fund’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers.

Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of the Fund, and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Managers. PSD serves as the Fund’s Distributor.

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. Class I Shares of the Fund are currently offered only for purchase by the separate accounts to serve as an investment medium for the variable contracts issued or administered by Pacific Life or its affiliates. Class P Shares of the Fund are only available to the Pacific Dynamix and Portfolio Optimization Portfolios. For information on purchase of a variable contract, consult a prospectus for the separate account. The following Portfolios are available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance #87-51 (“PSVL”) policies: High Yield Bond, Inflation Managed, Managed Bond, Cash Management, Equity Index, Growth LT, Main Street Core and International Value Portfolios. PSVL policies also have available the Small-Cap Growth, Small-Cap Index and Emerging Markets Portfolios. The other PSF Portfolios are not available for these two variable products.

Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders, and at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

EXCHANGES AMONG THE PORTFOLIOS

Variable contract owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and variable contract owners should refer to the prospectus for the applicable Separate Account for information on the allocation of net premiums and on transfers of accumulated value among options available under the contract. The Fund has a policy with respect to limitations on transfers. Please refer to the Fund’s Prospectuses for more information on the policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.

It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly the following description is relevant for all Portfolios, including the Pacific Dynamix Portfolios.

The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

During the years ended 12/31/11, 12/31/10 and 12/31/09 the Portfolios, as applicable, incurred brokerage commissions as follows:

	Year Ended		Year Ended		Year Ended
Portfolio	12/31/11[1]		12/31/10[1]		12/31/09[1]

Small-Cap Growth	$1,009,565	[2]	$1,069,541	[2]	$1,911,293	[2]
Emerging Markets Debt[3]	N/A		N/A		N/A
International Small-Cap	1,514,787		1,923,203		1,953,991
Mid-Cap Value[3]	3,772,836		4,022,619		2,917,630
Equity Index	170,021		85,420		15,864
Small-Cap Equity[4]	167,059		843,734		1,109,507
Small-Cap Index	51,557		56,517		27,772
PD Large-Cap Growth Index[5]	18,304		15,603		11,562
PD Large-Cap Value Index[5]	28,044		23,712		16,463
PD Small-Cap Growth Index[5]	13,164		6,731		8,554
PD Small-Cap Value Index[5]	26,913		8,691		11,717
Large-Cap Value	1,165,521		1,027,200		1,658,792
Technology	146,248		255,350		439,835
PD Emerging Markets[5]	10,490		4,059		13,787
PD International Large-Cap[5]	29,548		14,561		12,836
Comstock[6]	1,089,531		1,045,660	[6]	1,556,310	[6]
International Value[7]	1,578,489		1,661,827	[7]	1,447,853
Long/Short Large-Cap[3]	2,434,242		3,393,790		3,100,687
Growth LT	2,178,027		1,298,436		1,628,586
Focused 30	173,854		179,498		147,582
Health Sciences	193,030		151,227		155,467
Mid-Cap Equity	3,124,617		2,665,603		3,914,305
International Large-Cap	1,565,244		1,789,679		1,086,074
Mid-Cap Growth	664,723	[8]	973,244	[8]	806,364	[8]
Real Estate	301,749	[9]	393,415	[9]	573,546	[9]
Small-Cap Value	304,168		319,532		584,820
Main Street Core	957,295		985,345		1,591,530
Emerging Markets	1,953,599		2,161,740		2,171,459
High Yield Bond	7,835		8,372		42,429
Floating Rate Income[3]	N/A		N/A		N/A
Managed Bond	133,150		247,275		118,031
Inflation Managed	75,510		571,234		55,941
PD Aggregate Bond Index[5]	—		—		—
PD High Yield Bond Market[5]	—		—		37.31
Dividend Growth[10]	175,776		311,421		562,587

	Year Ended		Year Ended		Year Ended
Portfolio	12/31/11[1]		12/31/10[1]		12/31/09[1]

Short Duration Bond[11]	$1,246,687	[11]	$83,360	[11]	$105,541	[11]
Large-Cap Growth[12]	1,167,908	[12]	1,700,947	[12]	667,138	[12]
Diversified Bond[13]	421,902		—		—
Inflation Protected[13]	14,625		348,810		248,716

[1]	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

[2]	of which $138,094, $118,590 and $607,137 was paid in 2011, 2010 and 2009, respectively, to Fred Alger & Company, Incorporated, an affiliate of Fred Alger Management, Inc. For 2011, 13.7% of the aggregate brokerage commissions were paid to, and 19.1% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Fred Alger & Co., Inc.

[3]	The Emerging Markets Debt Portfolio commenced operations on April 30, 2012. The Mid-Cap Value Portfolio commenced operations on January 2, 2009. Effective May 1, 2011, the Manager of the Long/Short Large-Cap Portfolio changed from Analytic Investors LLC and JPMorgan Investment Management Inc. as co-managers to JPMorgan as sole manager. The Floating Rate Income Portfolio is not yet available for investment.

[4]	Effective May 1, 2010, the Manager of the Small-Cap Equity Portfolio changed from Vaughan Nelson Investment Management, L.P. to co-managers BlackRock Capital Management, Inc. and Franklin Advisory Services, LLC.

[5]	The Pacific Dynamix Underlying Portfolios commenced operations on May 1, 2009. Effective May 1, 2009 the PD High Yield Bond Index Portfolio name was changed to the PD High Yield Bond Market Portfolio.

[6]	of which $20,023 and $34,508 was paid in 2010 and 2009, respectively, to Morgan Stanley & Co., an affiliate of MSIM. Effective June 1, 2010, the Manager of the Comstock Portfolio changed from Morgan Stanley Investment Management Inc., doing business as Van Kampen, to Invesco Advisers, Inc.

[7]	of which $1,007 was paid in 2010 to Sanford C. Bernstein, an affiliate for AllianceBernstein L.P. Effective January 3, 2011, the Manager of the International Value Portfolio changed from AllianceBernstein L.P. to JP Morgan Investment Management, Inc.

[8]	of which $5,394 and $7,165 was paid in 2011 and 2009, respectively to Morgan Stanley & Co., an affiliate of MSIM. For 2011, 0.8% of the aggregate brokerage commissions were paid to, and 2.4% of the aggregate dollar amount of transactions involving payment of commissions was effected through Morgan Stanley & Co.

[9]	of which $10,440, $5,790 and $16,621 was paid in 2011, 2010 and 2009, respectively to Morgan Stanley & Co., an affiliate of MSIM. For 2011, 3.5% of the aggregate brokerage commissions were paid to, and 6.9% of the aggregate dollar amount of transactions involving payment of commissions was effected through Morgan Stanley & Co.

[10]	Effective May 1, 2010, the Manager of the Diversified Research Portfolio changed from Capital Guardian Trust Company to T. Rowe Price Associates Inc. and the Portfolio name was changed to Dividend Growth.

[11]	of which the clearing fees on futures contracts were paid to Goldman Sachs & Co, an affiliate of Goldman Sachs Asset Management, L.P., for the period January 1, 2011 through April 30, 2011 and fiscal years 2010 and 2009. Effective May 1, 2011, the Manager of the Short Duration Bond Portfolio changed from Goldman Sachs Asset Management, L.P. to T. Rowe Price Associates, Inc.

[12]	of which $516, $29,503 and $40,420 was paid in 2011, 2010 and 2009, respectively to UBS, an affiliate of UBS Global Asset Management (Americas) Inc. For 2011, 0.04% of the aggregate brokerage commissions were paid to, and 0.2% of the aggregate dollar amount of transactions involving payment of commissions was effected through UBS. Effective May 1, 2009, the Manager of the Large-Cap Growth Portfolio changed to UBS Global Asset Management (Americas) Inc.

[13]	Effective February 1, 2009 the Manager of the Diversified Bond Portfolio changed from J.P. Morgan Investment Management, Inc. to Western Asset. The Inflation Protected Portfolio commenced operations on May 1, 2011.

During the year ended December 31, 2011, the Equity Index, Small-Cap Index, PD Large-Cap Value Index, PD International Large-Cap, Comstock, International Value, Long/Short Large-Cap, Large-Cap Value, Growth LT, Focused 30, International Large-Cap, Main Street Core, Managed Bond, Inflation Managed, PD Aggregate Bond Index, PD High Yield Bond Market, Dividend Growth, Short Duration Bond, and Inflation Protected Diversified Bond Portfolios acquired and sold securities of their regular1 broker-dealers and/or their regular broker-dealers’ parent company.

As of December 31, 2011, each Portfolio listed below held securities of certain of its regular broker-dealers and/or their regular broker-dealers’ parent company:

		Value of
		Securities
Portfolio	Regular Broker-Dealers[1]	(in thousands)

Equity Index	Citigroup	$15,785
	Goldman Sachs	9,136
	JP Morgan	25,926
Small-Cap Index	Stifel, Nicolaus & Co.	639
PD Large-Cap Value Index	Citigroup	1,378
	Goldman Sachs	844
	JP Morgan	2,381
	Morgan Stanley	421

		Value of
		Securities
Portfolio	Regular Broker-Dealers[1]	(in thousands)

PD International Large-Cap	CA Cheuvreux	$39
	Credit Suisse	223
	Instinet	101
	Macquarie	73
	Societe Generale	117
	TD Securities	610
Comstock	Banc of America-Merrill Lynch	18,155
	Bank of New York	31,095
	Citigroup	48,170
	Goldman Sachs	15,796
	JPMorgan Securities	53,179
Long/Short Large-Cap	Banc of America — Merrill Lynch	369,557
	Barclays	173,090
	Citigroup	201,606
	Credit Suisse	306,575
	Deutsche Bank	303,942
	Goldman Sachs	442,716
	Liquidnet	91,494
	Morgan Stanley	321,018
	SJ Levinson	198,723
	UBS	455,840
International Value	BNP Paribas	130,040
	Citigroup Global Markets Inc.	127,907
	CLSA Limited	93,074
	C.S. First Boston (Europe)	82,769
	Deutsche Securities Inc.	135,394
	Merrill Lynch International, LDN	136,910
	Morgan Stanley & Co.	112,602
	Nomura International PLC	182,522
	Sanford C. Bernstein Ltd.	183,842
	UBS Securities	216,799
International Large-Cap	Barclays PLC	9,725
	UBS AG	30,047
Main Street Core	JP Morgan Chase & Co.	36,838
Managed Bond	Barclays PLC	47,586
	BNP Paribas	14,949
	Citigroup Inc.	112,764
	Credit Suisse Group AG	3,661
	HSBC Holdings PLC	12,259
	JP Morgan Chase & Co.	53,957
	UBS AG	30,617
Inflation Managed	Bank of America	5,998
	Citigroup Inc.	74,592
	Goldman Sachs Group Inc.	24,650
	HSBC Holding PLC	753
	JP Morgan Chase & Co.	8,302
	Morgan Stanley	36,328
PD Aggregate Bond Index	Bank of America NA	1,288
	Barclays Capital PLC	256
	Citigroup Global Markets Inc.	1,523
	Credit Suisse Securities (USA) LLC	570
	Deutsche Cap Mkts. Australia Ltd Sydney	174
	Goldman Sachs & Co.	867
	J.P. Morgan Chase Bank NA	1,938
	Morgan Stanley & Co LLC	1,159
	Nomura Securities International Inc.	41
	RBS Securities Inc.	141
PD High Yield Bond Market	Royal Bank of Scotland	256

		Value of
		Securities
Portfolio	Regular Broker-Dealers[1]	(in thousands)

Dividend Growth	Goldman Sachs Group Inc.	$2,668
	JP Morgan Chase & Co.	11,192
	Morgan Stanley	1,486
Short Duration Bond	Bank of America Corp.	6,004
	Citigroup Inc.	39,962
	Goldman Sachs Group Inc.	10,560
	JP Morgan Chase & Co.	12,520
	Morgan Stanley	11,044
	Royal Bank of Canada	9,218
	Royal Bank of Scotland PLC	5,504
Diversified Bond	Bank of America	78,778
	Barclays Bank	387
	Citigroup	52,034
	Goldman Sachs	45,065
	JP Morgan	35,047
	Morgan Stanley	12,460
	Royal Bank of Scotland	12,413
	UBS	18,043

[1]	“Regular broker-dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the portfolio(s) it manages. For purposes of determining the top ten firms, transactions executed by the Fund’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.), are excluded.

Portfolio Turnover
For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the portfolio managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in managers and investment personnel and reorganizations of Portfolios, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Portfolios. Significant changes in turnover rates may occur in certain Portfolios for reasons other than market conditions and trading opportunities. The Diversified Bond, Managed Bond and Inflation Managed Portfolios generally have very high turnover rates due to the trading strategies of these Portfolios, and changes of approximately 200% in the turnover rates for these Portfolios are generally not considered significant. The portfolio turnover rate for the Technology Portfolio decreased significantly from 2010 to 2011 as a result of a combination of a change in portfolio management team and their new trading strategy. The portfolio turnover rate for the Small-Cap Equity Portfolio decreased significantly from 2010 to 2011 as a result of a combination of the transition to the new Manager and their trading strategy. The portfolio turnover rate for the Diversified Bond Portfolio increased significantly from 2009 to 2010 as a result of a combination of the transition to the new Manager and their trading strategy. The investment strategy of the Long/Short Large-Cap Portfolio allows for shorting securities which may lead to a higher turnover rate. All Portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance.

The Pacific Dynamix Portfolios and Portfolio Optimization Portfolios invest in Underlying Portfolios, and changes to the target allocations of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios may result in the transfer of assets from one Underlying Portfolio to another. These changes, as well as changes in Managers and investment personnel and reorganizations of the Underlying Portfolios, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Portfolios. Significant changes in turnover rates may occur in certain Underlying Portfolios for reasons other than market conditions and trading opportunities.

Disclosure of Portfolio Holdings

It is the policy of the Fund to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Fund’s holdings disclosure policy and related procedures (“Holdings Disclosure Policy”). The Holdings Disclosure Policy is meant to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and those of the Adviser, a Manager, the Distributor or their affiliates.

Non-public portfolio holdings are disclosed or otherwise accessible to certain service providers of the Fund and its Adviser in connection with the operation and management of the Fund, to the extent they require access to such information in order to fulfill their contractual obligations to the Fund. Each of these service providers has a contractual duty to maintain the confidentiality of such information. The Fund’s holdings may also be disclosed on an ad hoc basis to other service providers, such as the Fund’s legal counsel. Each service provider has an obligation to maintain the confidentiality of non-public holdings information, as well as not to trade on such information. These service providers may receive or have access to non-public portfolio holdings without any lag. In addition to the Adviser and each Manager, the following parties have agreements with the Fund or Adviser pursuant to which they may receive portfolio holdings information:

Advent Software Inc.
Automated Securities Clearance LLC
Bloomberg Finance L.P.
Dechert LLP
Deloitte & Touche LLP
Ernst & Young LLP
FactSet Research Systems Inc.
Ibbotson Associates Inc.
Institutional Services Inc. (ISS)
Interactive Data Pricing Reference Data
ITG Solutions Network, Inc. (ITG)
J.P. Morgan Pricing Direct, Inc.
J.P. Morgan Securities LLC
Markit WSO Corporation
Paul Hastings LLP
R. R. Donnelley
Securities Class Action Services, LLC
State Street Bank and Trust Company
Thomson Reuters
Zeno Consulting Group

The release of portfolio holdings information to other parties in advance of its release to all shareholders or the general public is permitted by the Holdings Disclosure Policy only when (i) the Fund, the Adviser, or the Manager or other Fund service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or applicable Manager’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions of that of the Fund service provider, including a duty not to trade on the information.

In addition, when the Fund, Adviser or Managers purchase and sell securities through broker-dealers, request bids on securities, obtain price quotations on securities or in connection with litigation involving the Fund’s portfolio securities, the Fund may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Fund has not entered into formal confidentiality agreements in connection with such situations; however, the Fund would not continue to conduct business with an entity believed to be misusing the disclosed information.

The Fund may publicly disclose portfolio holdings periodically on the Fund’s website at www.PacificLife.com/ PacificSelectFundMonthlyHoldings.htm. Unaudited month-end holdings for each Portfolio are generally posted three to five business days following month-end. There may be delays in reporting month-end holdings for certain Portfolios as noted on the website. The Fund reserves the right to post holdings for any Portfolio more frequently than monthly, but may subsequently resume monthly posting. Holdings information will remain available on the Fund website until the next period’s holdings are posted or longer if required by law. Portfolio holdings may also be included in periodic filings with the SEC.

The Fund, or its duly authorized service providers, may disclose Portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Fund’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.

If the Fund or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Fund service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of Fund service providers.

The Fund relies on the contractual obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Fund has an established process whereby Fund Managers are asked to provide written confirmation as to their compliance with the Fund’s Holdings Disclosure Policy.

No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in the Holdings Disclosure Policy to the contrary, the Fund’s Board of Trustees, its General Counsel or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Holdings Disclosure Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Holdings Disclosure Policy.

The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund, the Adviser and Managers. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

Each Portfolio of the Fund is divided into shares. The price of each class of a Portfolio’s shares is called its net asset value (“NAV”) per share. Shares of each Portfolio are sold at their respective NAV (without a sales charge) computed after receipt of a purchase order. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Portfolio’s NAV per share is calculated by taking the total value of a Portfolio’s assets (the value of the securities and other investments a Portfolio holds), subtracting the liabilities, and then dividing by the number of shares outstanding. The value of each security or other investment (each an “Investment”) is the amount which a Portfolio might reasonably expect to receive for the Investment upon its current sale in the ordinary course.

Each Portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of Investments are generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an Investment or the NAV determined earlier that day.

Each Portfolio’s shares are purchased, sold or exchanged at the Portfolio’s NAV per share next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A. The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Fund generally pays the insurance companies for the shares in cash. However, a Portfolio may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of Investments from a Portfolio, in lieu of cash, in accordance with applicable rules.

The NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of Investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

For purposes of calculating the NAV, the value of Investments held by each Portfolio is based primarily on pricing data obtained from various sources approved by the Board. Valuation of Investments held by the Portfolios is discussed in the Prospectuses.

PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield and effective yield of its Cash Management Portfolio, the yield of the remaining Portfolios and the Master Funds, and the total return of all Portfolios and the Master Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a separate account to which the Fund offers its shares.

TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.

The Fund currently intends that each Portfolio: (1) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code; or (2) will be treated as a partnership for federal income tax purposes. A Portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. A Portfolio that elects to be treated as a partnership is not subject to income tax; and any income, gains, losses, deductions, and credits of the Portfolio would instead be taken into account by its partners, which would be the insurance companies whose separate accounts invest in the Portfolio. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a Portfolio electing to be treated as a partnership versus a RIC. The Fund believes that election by one or more of the Portfolios to be treated as a partnership for federal income tax purposes will not alter the organization of the Fund as a Massachusetts business trust. Pacific Life and PL&A may get certain tax benefits from a Portfolio electing to be treated as a partnership.

To be taxed as a RIC, each Portfolio electing to be a RIC generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses, or in the securities of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio electing to be a RIC intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. In general, RICs are subject to a 4% excise tax on undistributed income. The excise tax doesn’t apply to a RIC for any calendar year if, at all times during the calendar year, each shareholder of the company was an exempt Code Sec. 401(a) employee benefit trust, certain other tax-exempt entities or a segregated asset account of a life insurance company held in connection with variable contracts. For purposes of this exception, shares aren’t counted if they are attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC. Generally, the portfolios meet the exception outlined above, and therefore do not pay excise taxes. However, to avoid the tax, a Portfolio subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Portfolio or Master Fund, as applicable, failed to qualify for treatment as a regulated investment company for any taxable year (assuming that the Portfolio did not elect to be taxed as a partnership, as discussed below), (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio or Master Fund would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio or Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

All Portfolios except for the Emerging Markets Debt, International Small-Cap, Floating Rate Loan, International Value, International Large-Cap, Emerging Markets, Cash Management, Floating Rate Income, High Yield Bond, Managed Bond, Inflation Managed, Short Duration Bond, Diversified Bond and Inflation Protected Portfolios have elected to be treated as a partnership (instead of a RIC) for federal income tax purposes. A Portfolio which has elected to be taxed as a partnership would not be subject to income tax and any income or gains would instead be taken into account by its partners, Pacific Life and PL&A and any other insurance company separate accounts that may invest in the Portfolios. Whether a Portfolio is taxed as a RIC or a partnership, ownership of the shares of a Portfolio by a separate account could have tax consequences or tax benefits to the insurance companies.

Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.

If a Portfolio taxed as a RIC or a Master Fund invests in shares of an entity classified as a passive foreign investment company, such Portfolio or Master Fund may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. Such Portfolio or Master Fund may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock. If a Portfolio taxed as a partnership invests in shares of a passive foreign investment company, the above rules would not apply to the Portfolio but there may be tax consequences to the insurance company partners.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the Manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a Manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Portfolio such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.

For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

Distributions by a Portfolio taxed as a regulated investment company of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains by such a Portfolio (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as capital gain regardless of the length of time a Separate Account has held Portfolio shares.

Portfolios treated as partnerships for federal income tax purposes are not required to distribute taxable income. A separate account (the “Partner”) is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.

Hedging Transactions

The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio taxed as a regulated investment company will be able to engage in transactions in options, futures contracts, or forward contracts.

OTHER INFORMATION

Capitalization

The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment goals and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

Under the Fund’s organizational documents, the Trustees and the officers of the Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Fund. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Fund has entered into an agreement with each trustee which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any independent trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund to the fullest extent authorized by its organizational documents, state law, the 1940 Act and the Securities Act of 1933.

Control Persons and Principal Holders of Securities

With respect to all Portfolios, except the eight Pacific Dynamix Underlying Portfolios.  Because the Fund is only available as an underlying investment fund for variable life insurance and variable annuity products offered by Pacific Life and PL&A, Pacific Life and PL&A could be deemed to control the voting securities of the Fund (i.e., by owning more than 25%). However, Pacific Life and PL&A would exercise voting rights attributable to any shares of the portfolios owned by it (directly or indirectly) in accordance with voting instructions received by owners of the variable life policies and variable annuity contracts issued by Pacific Life and/or PL&A.

With respect to the eight Pacific Dynamix Underlying Portfolios.  The eight Pacific Dynamix Underlying Portfolios are only available for investment by the three Pacific Dynamix Portfolios (and PLFA and certain of its affiliates) and because of this, any Pacific Dynamix Portfolio owning more than 25% of a Pacific Dynamix Underlying Portfolio could be deemed to control the voting securities of the particular Pacific Dynamix Underlying Portfolio. However, each of the Pacific Dynamix Portfolios would exercise voting rights attributable to any shares of a Pacific Dynamix Underlying Portfolio owned by it in accordance with the proxy voting policies established by the Fund. See the “How Shares Will be Voted by the Pacific Dynamix Portfolios” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information. In addition, any initial capital for the Pacific Dynamix Underlying Portfolios was provided by Pacific Life. As such, Pacific Life is deemed to control certain Pacific Dynamix Underlying Portfolios in which it owns more than 25% of the voting securities. Pacific Life is a Nebraska domiciled life insurance company and a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. In the event a vote is required, Pacific Life could control the vote depending on its ownership interest at that time.

The list below reflects the shareholders of record as of April 9, 2012 that held 5% or more (principal holders) and those that held more than 25% (control owners) of each Portfolio’s outstanding shares of beneficial interest. Each shareholder’s address is c/o 700 Newport Center Drive, Newport Beach, CA 92660.

Diversified Bond Portfolio
16.25% of shares was held by the Portfolio Optimization Conservative Portfolio
17.54% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
39.05% of shares was held by the Portfolio Optimization Moderate Portfolio
20.89% of shares was held by the Portfolio Optimization Growth Portfolio

Floating Rate Loan Portfolio
24.78% of shares was held by the Portfolio Optimization Conservative Portfolio
24.63% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
41.30% of shares was held by the Portfolio Optimization Moderate Portfolio

High Yield Bond Portfolio
11.76% of shares was held by the Portfolio Optimization Conservative Portfolio
15.17% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
44.14% of shares was held by the Portfolio Optimization Moderate Portfolio

Inflation Managed Portfolio
11.63% of shares was held by the Portfolio Optimization Conservative Portfolio
12.79% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
31.43% of shares was held by the Portfolio Optimization Moderate Portfolio
17.89% of shares was held by the Portfolio Optimization Growth Portfolio

Inflation Protected Portfolio
16.01% of shares was held by the Portfolio Optimization Conservative Portfolio
16.05% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
40.37% of shares was held by the Portfolio Optimization Moderate Portfolio
25.81% of shares was held by the Portfolio Optimization Growth Portfolio

Managed Bond Portfolio
10.34% of shares was held by the Portfolio Optimization Conservative Portfolio
12.24% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
33.98% of shares was held by the Portfolio Optimization Moderate Portfolio
16.66% of shares was held by the Portfolio Optimization Growth Portfolio

Short Duration Bond Portfolio
20.38% of shares was held by the Portfolio Optimization Conservative Portfolio
20.61% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
24.43% of shares was held by the Portfolio Optimization Moderate Portfolio
20.95% of shares was held by the Portfolio Optimization Growth Portfolio

American Funds Growth Portfolio
5.53% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
21.16% of shares was held by the Portfolio Optimization Moderate Portfolio
37.03% of shares was held by the Portfolio Optimization Growth Portfolio
8.33% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

American Funds Growth-Income Portfolio
40.45% of shares was held by the Portfolio Optimization Moderate Portfolio
35.39% of shares was held by the Portfolio Optimization Growth Portfolio
7.96% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Comstock Portfolio
7.90% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
34.85% of shares was held by the Portfolio Optimization Moderate Portfolio
36.84% of shares was held by the Portfolio Optimization Growth Portfolio
9.09% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Dividend Growth Portfolio
8.02% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
29.04% of shares was held by the Portfolio Optimization Moderate Portfolio
37.91% of shares was held by the Portfolio Optimization Growth Portfolio
7.98% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Equity Index Portfolio
5.20% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
24.42% of shares was held by the Portfolio Optimization Moderate Portfolio
27.05% of shares was held by the Portfolio Optimization Growth Portfolio
6.89% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Growth LT Portfolio
26.15% of shares was held by the Portfolio Optimization Moderate Portfolio
23.77% of shares was held by the Portfolio Optimization Growth Portfolio

Large-Cap Growth Portfolio
5.56% of shares was held by the Portfolio Optimization Conservative Portfolio
6.90% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
34.45% of shares was held by the Portfolio Optimization Moderate Portfolio
31.73% of shares was held by the Portfolio Optimization Growth Portfolio
8.68% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Large-Cap Value Portfolio
7.39% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
36.23% of shares was held by the Portfolio Optimization Moderate Portfolio
32.29% of shares was held by the Portfolio Optimization Growth Portfolio
7.77% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Long/Short Large-Cap Portfolio
8.54% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
39.76% of shares was held by the Portfolio Optimization Moderate Portfolio
35.34% of shares was held by the Portfolio Optimization Growth Portfolio
9.29% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Main Street Core Portfolio
5.79% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
20.02% of shares was held by the Portfolio Optimization Moderate Portfolio
26.89% of shares was held by the Portfolio Optimization Growth Portfolio
5.68% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Equity Portfolio
5.46% of shares was held by the Portfolio Optimization Conservative Portfolio
24.67% of shares was held by the Portfolio Optimization Moderate Portfolio
35.49% of shares was held by the Portfolio Optimization Growth Portfolio
8.95% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Growth Portfolio
7.55% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
26.41% of shares was held by the Portfolio Optimization Moderate Portfolio
34.71% of shares was held by the Portfolio Optimization Growth Portfolio
9.88% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Value Portfolio
7.58% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
41.12% of shares was held by the Portfolio Optimization Moderate Portfolio
35.77% of shares was held by the Portfolio Optimization Growth Portfolio
10.02% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Equity Portfolio
14.40% of shares was held by the Portfolio Optimization Moderate Portfolio
63.16% of shares was held by the Portfolio Optimization Growth Portfolio
12.96% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Growth Portfolio
25.32% of shares was held by the Portfolio Optimization Moderate Portfolio
43.82% of shares was held by the Portfolio Optimization Growth Portfolio
8.80% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Index Portfolio
12.01% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Value Portfolio
28.24% of shares was held by the Portfolio Optimization Moderate Portfolio
24.46% of shares was held by the Portfolio Optimization Growth Portfolio
10.37% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Real Estate Portfolio
42.43% of shares was held by the Portfolio Optimization Growth Portfolio
13.05% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

Emerging Markets Portfolio
27.84% of shares was held by the Portfolio Optimization Moderate Portfolio
32.76% of shares was held by the Portfolio Optimization Growth Portfolio
8.62% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Large-Cap Portfolio
6.91% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
30.72% of shares was held by the Portfolio Optimization Moderate Portfolio
32.03% of shares was held by the Portfolio Optimization Growth Portfolio
9.09% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Small-Cap Portfolio
6.70% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
36.30% of shares was held by the Portfolio Optimization Moderate Portfolio
41.18% of shares was held by the Portfolio Optimization Growth Portfolio
11.22% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

International Value Portfolio
5.23% of shares was held by the Portfolio Optimization Moderate-Conservative Portfolio
28.46% of shares was held by the Portfolio Optimization Moderate Portfolio
31.55% of shares was held by the Portfolio Optimization Growth Portfolio
8.59% of shares was held by the Portfolio Optimization Aggressive-Growth Portfolio

PD Aggregate Bond Index Portfolio
34.63% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
47.77% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
17.60% of shares was held by the Pacific Dynamix — Growth Portfolio

PD High Yield Bond Market Portfolio
10.72% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
22.29% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
66.99% of shares was held by Pacific Life Insurance Company

PD Large-Cap Growth Index Portfolio
13.55% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
48.64% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
37.81% of shares was held by the Pacific Dynamix — Growth Portfolio

PD Large-Cap Value Index Portfolio
14.51% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
48.57% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
36.92% of shares was held by the Pacific Dynamix — Growth Portfolio

PD Small-Cap Growth Index Portfolio
8.04% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
34.80% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
37.55% of shares was held by the Pacific Dynamix — Growth Portfolio
19.61% of shares was held by Pacific Life Insurance Company

PD Small-Cap Value Index Portfolio
13.25% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
34.21% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
38.69% of shares was held by the Pacific Dynamix — Growth Portfolio
13.85% of shares was held by Pacific Life Insurance Company

PD International Large-Cap Portfolio
14.37% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio
45.60% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
38.32% of shares was held by the Pacific Dynamix — Growth Portfolio

PD Emerging Markets Portfolio
34.03% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio
27.78% of shares was held by the Pacific Dynamix — Growth Portfolio
34.81% of shares was held by Pacific Life Insurance Company

Voting Rights

Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund.

In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund (excluding the eight Pacific Dynamix Underlying Portfolios) will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all Separate Accounts. The Fund’s shares do not have cumulative voting rights. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote. For additional information regarding the eight Pacific Dynamix Underlying Portfolios, see the “Proxy Voting Policies and Procedures” section in this SAI.

Custodian and Transfer Agency and Dividend Disbursing Services

State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the Fund. Under the agreement with the Fund, State Street Boston is permitted to hold assets of the Fund in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

Pacific Life provides dividend disbursing and certain transfer agency services to the Fund. State Street provides transfer agency services for Class P shares of the Underlying Portfolios.

Financial Statements

The financial statements and financial highlights of each of the Portfolios of the Fund as of December 31, 2011, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Reports of the Fund dated as of December 31, 2011. The financial statements and financial highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626. For information regarding the Master Funds’ independent registered public accounting firm, please consult the Master Funds’ SAI.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

The Fund and each of its Managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

The Master Funds’ Investment Adviser has also adopted a Code of Ethics.

Proxy Voting Policies and Procedures

The Board has delegated proxy voting responsibilities with respect to each Portfolio to the investment manager of the Portfolio, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Portfolio’s best interests as determined by the investment manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio and the interests of the investment manager and its affiliates.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Portfolios will vote differently on the same proposals or categories of proposals.

Set forth in the Appendices are the Policies for each Manager as prepared and provided by each Manager. The Fund files, by August 31 of each year, information regarding how each Portfolio has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.pacificlife.com; and (ii) on the SEC’s website at http://www.sec.gov.

When a Fund’s securities are held in a sub-account within a State Street umbrella account at State Street’s subcustodian banks the Managers may not be able to exercise their proxy voting rights with respect to such securities. In addition, the portfolio manager may choose not to vote in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as in the case, for example, in certain foreign jurisdictions known as “share blocking markets”).

How shares will be voted by the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios.  The Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios, in their capacity as a shareholder of the Underlying Portfolios, may be requested to vote on matters pertaining to the Underlying Portfolios. If an Underlying Portfolio calls a shareholder meeting and solicits proxies, the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios will vote their shares in accordance with the following: (1) If there are shareholders of an Underlying Portfolio other than one or more of the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios, the Fund may vote any proxies of an Underlying Portfolio in the same proportion as the vote of all shareholders of the Underlying Portfolio other than the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable; (2) If the only shareholders of an Underlying Portfolio are one or more of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable, the Fund may seek voting instructions from the shareholders of a Pacific Dynamix Portfolio and/or the Portfolio Optimization Portfolios, as applicable, in which case the Fund will vote proxies in the same proportion as the instructions timely received from shareholders of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable; (3) In the event a Pacific Dynamix Portfolio and/or the Portfolio Optimization Portfolios, and an Underlying Portfolio solicit a proxy for an identical proposal and the only shareholders of an Underlying Portfolio are one or more Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, may vote its proxies of the Underlying Portfolios in the same proportions as the votes cast on the proposal by the shareholders of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable; or (4) In a manner as determined by the Board of Trustees of the Fund.

How shares will be voted by the Feeder Portfolios.  The Feeder Portfolios, in their capacity as a shareholder of the Master Funds, may be requested to vote on matters pertaining to the Master Funds. If a Master Fund calls a shareholder meeting and solicits proxies, the Feeder Portfolios will vote their shares in accordance with the following: (1) The Fund shall seek voting instructions from the shareholders of a Feeder Portfolio, in which case the Fund will vote proxies in the same proportion as the instructions timely received from shareholders of the Feeder Portfolio; (2) In a manner as determined by the Board of Trustees of the Fund.

Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are Standard & Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). Information regarding ratings from each of these Rating Agencies is listed below.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Fitch

(The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Non-Investment Grade

Standard & Poor’s

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from BB to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	A D rating is assigned to an obligation that has failed to pay one or more of its financial obligations when it came due. The obligor will likely default (i.e. fail to pay) on all or substantially all of its obligations as they come due.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from BB to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions.

CC	For issuers and performing obligations, default of some kind appears probable.

C	For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations, with potential for below-average to poor recoveries.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Fitch

F-1	Highest credit quality. Indicated the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

APPENDIX B

Alger

I.  Overview

Fred Alger Management, Inc. (“Alger”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients’ accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients’ best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients’ accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.  Proxy Voting Process

The Executive Vice President of Alger’s Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients’ accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Risk Metrics (formerly Institutional Shareholder Services) a leading proxy voting service provider, to vote the proxies in such accounts. Risk Metrics a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients’ specific voting guidelines based on Risk Metrics’ recommendations or delegates the voting authority to Risk Metrics, based on the clients’ instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or Risk Metrics, on Alger’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or Risk Metrics. In the event that Risk Metrics maintains such records, Risk Metrics will provide such records to Alger promptly, upon Alger’s request.

III.  Conflicts of Interest

Risk Metrics issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. Risk Metrics will rescue itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with predetermined proxy voting guidelines with due consideration for the clients’ best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists or the analyst desires to override a Risk Metrics recommendation, the voting determination is made by Alger’s Chief Investment Officer. Prior to casting the vote, the Chief Investment Officer’s vote is reviewed by Alger’s Senior Vice President of Compliance and Alger’s Executive Vice President/Chief Administrative Officer. Their review looks to determine if the Chief Investment Officer has personal investments or other beneficial interests in the company whose proxies are at issue, has family or personal relationships with officers or directors of the company or has any other pecuniary interests in the company. If it is determined that no conflicts exists, the Chief Administrative

Officer notifies Risk Metrics of Alger’s vote. If a conflict does exist, the Chief Administrative Officer and Senior Vice President of Compliance will confer with Alger’s General Counsel who will determine how the vote will be cast. All determinations will be documented and reviewed as necessary by the Compliance Committee.

The adherence to pre-determined proxy voting guidelines by Alger and Risk Metrics and the establishment of the Proxy Voting process described immediately above help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger’s clients.

IV.  Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Executive Vice President of Alger’s Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.  Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and Risk Metrics in making proxy-voting decisions for client accounts.

  1.  Operational Issues

  Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

  Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

  Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

  Change Company Name:

Vote FOR proposals to change the corporate name.

  Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

  Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company and is, therefore, not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

  Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

  2.  Board of Directors Issues:

  Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors’ investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

  Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

  Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

  Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

  Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

  Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered

  Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

  Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance

  Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Risk Metrics’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

  Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Risk Metrics favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

  Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

  3.  Proxy Contest Issues

  Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

  Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where Risk Metrics recommends in favor of the dissidents, Risk Metrics also recommends voting for reimbursing proxy solicitation expenses.

  Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

  4.  Anti-Takeover Defenses and Voting Related Issues

  Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

  Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

  Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

  5.  Mergers and Corporate Restructuring Issues

  Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

  Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk

  Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

  Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

  Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse

  Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

 Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the Risk Metrics Capital Structure model

•	Adverse changes in shareholder rights

 Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

 Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

 Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company; anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

 Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

 Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spin-off

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

 Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

  6.  State of Incorporation Issues

  Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

  Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

  Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

  Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

  Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

  Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  Reincorporation Proposals:

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

  State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

  7.  Capital Structure Issues

  Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

  Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Risk Metrics.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

  Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

  Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

  Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

  Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

  Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

  Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by Risk Metrics.

  Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

  Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by Risk Metrics.

  Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

  8.  Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Risk Metrics’ methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, Risk Metrics will value every award type. Risk Metrics will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once Risk Metrics determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Risk Metrics’ model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. Risk Metrics will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

  Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by Risk Metrics.

  Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by Risk Metrics.

  Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

  Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

  Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:
(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by Risk Metrics.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

  Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

  401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

  Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

  Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

  Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based

•	Whether the proposal extends beyond executive awards to those of lower ranking employees

•	Whether the company’s stock-based compensation plans meet Risk Metrics’ SVT criteria and do not violate Risk Metrics’ repricing guidelines

  Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

  9.  Social and Environmental Issues

Consumer Issues and Public Safety

 Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

•	The availability and feasibility of alternatives to animal testing to ensure product Safety, and

•	The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

 Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

 Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products.

Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

 Handguns:

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

 Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices

 Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco related liabilities

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spin-off

•	Potential future liabilities related to the company’s tobacco business

 Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

 Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

 Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

•	The current status of legislation regarding drilling in ANWR

 CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES:

•	Costs of membership and implementation

 Environmental Reports:

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

 Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations

 Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations

 Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

General Corporate Issues

 Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels

 Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

 China Principles:

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

 Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U. S. regulations on investing in the country

•	Level of peer company involvement in the country

 International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and if so, how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance

 MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

 Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

 Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

 Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company’s business.

 Spaced-Based Weaponization:

Generally vote FOR reports on a company’s involvement in spaced-based weaponization, unless:

•	The information is already publicly available, or

•	The disclosures sought could compromise proprietary information

Workplace Diversity

 Board Diversity:

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business, or

•	The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations

 Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company’s affirmative action initiatives, unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

 Glass Ceiling:

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

 Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

  10.  Mutual Fund Proxy Issues

  Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure

•	Director independence and qualifications

•	Attendance at board and committee meetings

Votes should be withheld from directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Are interested directors and sit on the audit or nominating committee, or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

  Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity

•	Votes on related proposals

  Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

  Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance compared to peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

  Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

  Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

  1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

  Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments

•	The reasons given by the fund for the change

•	The projected impact of the change on the portfolio

  Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental

  Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

  Change in Fund’s Subclassification:

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets, Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company

•	The fund’s past performance

•	Terms of the liquidation

  Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

  Change the Fund’s Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

  Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

  Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

  Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

VI.  How to Obtain Further Information

For mutual fund shareholders, visit the Alger website at www.alger.com/IndividualInvestors. Go to the Resources section to the right and click on Proxy Voting Policies and Voting Record 2009.

For separate accounts, contact your Client Service Manager or Alger’s Chief Administrative Officer (212) 806-8800.

Dated 2/21/08

APPENDIX C

Ashmore

Proxy Voting Policy

Date: October 31, 2011

1  Purpose

1.1	Subject to specific mandate restrictions, Ashmore Investment Management Limited (“Ashmore”) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the clients for which it serves as investment manager/adviser (“Clients”).

1.2	The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2  Scope

2.1	Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third party where the third party provides some or all of local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third parties (“Segregated Accounts”).

2.2	Ashmore will apply its proxy voting policy in a manner that takes account of the different circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3	The following forms of proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

•	Debt — accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, accelerations, bankruptcy proceedings and buy backs;

•	Equities — election of directors, ratification of auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues.

3  Policy

3.1	Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to protect such interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken either individually or as a whole.

3.2	When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

3.3	Ashmore may also refrain from voting in routine proxy voting issues such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report or financial statement.

3.4	Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

4  Conflicts of Interest

4.1	From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and/ or its affiliates) and its Clients.

4.2	Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall abstain from voting the relevant securities.

4.3	If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

4.4	Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

5  Specific Client Instructions

5.1	Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy.

5.2	Where a Client’s instructions do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

5.3	Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

5.4	Ashmore will accept no responsibility in connection with proxy voting matters which it has received no notice of, or has not received timely notice of from a Client’s custodian or relevant service provider responsible for the holding of its Securities.

6  Monitoring and Review

6.1	Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

6.2	Any changes to this proxy voting policy must be approved by the Compliance Officer, and Ashmore’s Risk and Compliance Committee.

7  Operational Guidelines

7.1	In circumstances where Ashmore has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

7.2	All proxy votes will be received in, logged and responded to by Ashmore’s Transaction Processing team using ‘ProxyExchange’, a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group. ProxyExchange keeps a record of the vote made or decision not to vote, as the case may be, or other action in response thereto.

7.3	The requirement for a proxy vote will be advised by the Transaction Processing team to the Ashmore Portfolio Manager who has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary responsible Portfolio Manager.

7.4	It is the responsibility of the Portfolio Manager to determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Committee members who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

7.5	Furthermore, it is the responsibility of the Portfolio Manager to determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

7.6	It is also the responsibility of the Portfolio Manager to determine whether or not discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance Department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

APPENDIX D

Batterymarch

Proxy Voting

I.	Objective

Batterymarch must establish written policies and procedures that are reasonably designed to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and that describe the manner in which Batterymarch will vote proxies for clients that have delegated this responsibility to Batterymarch. Batterymarch must also maintain written policies and procedures reasonably designed to ensure that Batterymarch: (a) clearly identifies its proxy voting responsibilities to each client; (b) fulfills all of its proxy voting responsibilities in a timely manner; and (c) maintains accurate records of its proxy voting actions.

II.	Background

Rule 206(4)-6 under the Investment Advisers Act of 1940 states that it is a fraudulent, deceptive, or manipulative act, practice or course of business for a registered investment adviser to exercise voting authority with respect to client securities, unless the adviser:

(i) adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, such procedures must detail how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

(ii) discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

(iii) describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of such policies and procedures to the client.

III.	Policies and Procedures

A. General Principles

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. For clients that have granted Batterymarch discretion to vote proxies for securities held in their accounts, Batterymarch is guided by general fiduciary principles. Batterymarch’s goal in voting proxies where it has discretion is to act prudently and solely in the best economic interest of its clients. Batterymarch exercises its discretion to vote proxies in a manner that Batterymarch believes will be consistent with efforts to maximize shareholder values. Batterymarch does not exercise its proxy voting discretion to further policy, political or other issues that are not connected to enhancing the economic value of the client’s investment.1

B. Client Accounts for which Batterymarch Votes Proxies

Batterymarch assumes proxy voting authority for all client accounts unless a client’s investment management agreement explicitly states otherwise. Batterymarch shall vote proxies for each client account for which the client:

(i) has specifically authorized Batterymarch to vote proxies in the applicable investment management agreement or other written instrument; or

(ii) without specifically authorizing Batterymarch to vote proxies, has granted general investment discretion to Batterymarch in the applicable investment management agreement.

Batterymarch shall also vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Batterymarch shall determine whether it has proxy voting authority over such account. Batterymarch will review each investment management agreement entered into with a client to ensure that it clearly states whether Batterymarch or the client has the responsibility to vote proxies. If the agreement is unclear, Batterymarch will obtain a

1   Batterymarch may accept client directions to vote proxies for securities in the client’s account in accordance with the specific voting directions or recommendations of the client or a third party such that Batterymarch, in following such directions or recommendations with respect to the account, is not exercising proxy voting discretion.

written instruction from the client stating whether or not Batterymarch is responsible for voting proxies. If Batterymarch is responsible for voting proxies, Batterymarch will vote the proxies in accordance with Batterymarch’s written proxy voting policies and guidelines unless the client has provided specific proxy voting guidelines. If the client has provided specific proxy voting guidelines, Batterymarch will vote the client’s proxies accordingly.

C. How Batterymarch Votes Proxies

Batterymarch has retained Institutional Shareholder Services, Inc. (“ISS”) to provide Batterymarch with day-to-day proxy voting services, including obtaining proxy ballots and providing vote recommendations, in-depth research, voting, recordkeeping and reporting. ISS, an independent, recognized authority on proxy voting and corporate governance, is a subsidiary of MSCI Inc. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s proxy voting obligations are being properly met. ISS provides Batterymarch with periodic, customized reports and makes various other types of information available via its web-based proxy voting platform in order that Batterymarch may monitor the votes cast by ISS on behalf of Batterymarch’s clients.

For those client accounts for which Batterymarch is responsible for voting proxies, Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard proxy voting guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any vote recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines. In such cases, provided that Batterymarch’s compliance personnel do not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch may override the voting recommendation of ISS. Any votes cast against ISS’s vote recommendations or in contradiction with ISS’s proxy voting guidelines require pre-approval from Batterymarch’s Chief Compliance Officer (“CCO”).

Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a portfolio management team may adopt proxy voting policies that supplement these policies and procedures. Any such supplemental policies and procedures must be approved by the CCO.

D. Conflict of Interest Procedures

Batterymarch believes that by using pre-determined proxy voting guidelines and by obtaining vote recommendations from ISS, any potential conflicts of interest are mitigated.

If one or more members of Batterymarch’s investment teams determines that it would be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposal presents a conflict of interest. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1) Procedures for Identifying Conflicts of Interest

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders’ meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients.

While Batterymarch considers a number of issues in determining whether an actual or potential conflict of interest exists, the primary factor is whether Batterymarch has a material business relationship with the company that is soliciting the proxy. Examples of a “material business relationship” may include, but are not limited to, business relationships between Batterymarch and another company in which (a) a Batterymarch employee, or an immediate family member2 of a Batterymarch employee, is

2   “Immediate family member” includes spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of a Batterymarch employee.

a board member or executive officer of the company; (b) Batterymarch, a Batterymarch employee, or an immediate family member of a Batterymarch employee, has an economic interest that could, or might reasonably be though to, influence Batterymarch’s judgment or action with respect to such company; (c) the transaction value (of all outstanding financing operations) entered into between Batterymarch and the company is more than ten percent (10%) of the company’s shareholder equity or the transaction value, of all outstanding financing operations, compared to the company’s total assets, is more than five percent (5%); or (d) Batterymarch derives more than one percent (1%) of its gross revenues from the company.

Batterymarch’s Proxy Manager and her designee(s) and Batterymarch’s portfolio managers are periodically reminded of their obligation: (a) to be aware of the potential for conflicts of interest on the part of Batterymarch with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or circumstances (e.g., a relative is an executive officer or director of an issuer) and as a result of situations that may arise during the conduct of Batterymarch’s business (e.g., an attempt by a client of Batterymarch or by a Legg Mason affiliate to influence Batterymarch’s vote); and (b) to bring potential conflicts of interest of which they become aware to the attention of Batterymarch’s CCO.

As a general matter, Batterymarch takes the position that relationships between non-Batterymarch Legg Mason affiliates and an issuer (e.g., investment management relationship between an issuer and a Legg Mason investment adviser affiliate) do not present a conflict of interest for Batterymarch in voting proxies with respect to such issuer because Batterymarch operates as an independent business unit from other non-Batterymarch Legg Mason affiliates and because of the existence of informational barriers between Batterymarch and other Legg Mason affiliates.

(2) Procedures for Assessing Whether a Conflict of Interest is Material

Batterymarch’s CCO and Proxy Manager shall review and address conflicts of interest brought to their attention.

Batterymarch’s CCO and Proxy Manager shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Batterymarch’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by Batterymarch’s CCO and Proxy Manager shall be maintained.

If a conflict of interest is identified, proxy proposals that are considered “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proxy proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders and compensation matters for management (e.g., stock option plans and retirement plans).

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is not material, Batterymarch may vote proxies following its standard procedures, notwithstanding the existence of the conflict.

(3) Procedures for Addressing Material Conflicts of Interest

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is material, they shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Batterymarch. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Such methods may include, but are not limited to:

(i) confirming that the proxy will be voted in accordance with a stated position or positions set forth in ISS’s proxy voting guidelines;

(ii) in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iii) disclosing the conflict of interest to clients and obtaining their consent before voting;

(iv) suggesting to clients that they engage another party to vote the proxy on their behalf; or

(v) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

If Batterymarch’s compliance personnel determine that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS; (b) another authorized person of Batterymarch, if the material conflict of interest does not relate to such other person or Batterymarch itself; or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proxy proposal, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

A written record of the methods used to resolve a material conflict of interest shall be maintained.

Batterymarch’s CCO and Proxy Manager shall periodically review and assess the firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

E. Other Considerations

In certain situations, Batterymarch may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Batterymarch believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Batterymarch may determine not to vote proxies are set forth below.

(1) Share Blocking

In some foreign markets, regulations designed to establish eligibility for voting require that shares be blocked from trading (i.e., deposited with a designated depositary) for a period of time before and/or after a shareholders’ meeting (also known as “share blocking”). During the time that shares are blocked, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks. Because of the potential cost to client account portfolios resulting from the loss of liquidity connected with voting when share blocking is practiced, Batterymarch does not generally vote meetings where share blocking applies. Exceptions may be made should Batterymarch believe that a particular proposal or series of proposals is likely to represent a substantial change to shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.

(2) Securities on Loan

Certain of Batterymarch’s clients may participate in client-directed security lending programs. Under most lending arrangements, lenders must generally terminate the loan and recall the loaned securities in order to vote those securities, as the voting right would otherwise belong to the borrower. In record date markets, such as the United States, the recall process must begin before the record date. In many foreign markets, the process of recalling shares in time to vote them is particularly difficult due to the proximity of the record date to the meeting date, the timing of the receipt of information and administrative considerations. Often Batterymarch does not receive information about an upcoming vote until after the record date, which is when issuers typically mail their proxy statements. As a result, Batterymarch typically learns of votes too late to arrange for a recall of shares lent through a client’s custodian or other intermediary and to vote the proxies. Because of these challenges, securities that are on loan will generally not be voted.

(3) Cost of Voting Exceeds Expected Benefit of Voting

The cost of exercising proxy voting rights may outweigh the expected benefit of voting, particularly in the case of foreign securities. For example, it may be necessary to hire a translator to translate meeting materials written in foreign languages or travel to a foreign country in order to vote in person, or there may be increased custodian bank fees and charges for obtaining power of attorney documents. In such cases, Batterymarch will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts in relation to the cost of exercising proxy voting rights.

F. Proxy Voting-Related Disclosures

(1) Proxy Voting Independence and Intent

Batterymarch exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Batterymarch and its employees shall not consult with or enter into any formal or informal agreements with Batterymarch’s parent, Legg Mason, Inc., any Legg Mason affiliate, or any of their respective officers, directors or employees, regarding the voting of any securities by Batterymarch on behalf of its clients.

Batterymarch and its employees must not disclose to any person outside the firm, including without limitation, another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how

Batterymarch intends to vote a proxy without prior approval from Batterymarch’s CCO. Batterymarch and its employees may disclose to a client or its agents how Batterymarch intends to vote proxies on behalf of the client account’s portfolio only.

If an employee of Batterymarch, other than the Proxy Manager, receives a request to disclose Batterymarch’s proxy voting intentions to, or is otherwise contacted by, another person outside of Batterymarch (including an employee of a Legg Mason affiliate) in connection with an upcoming proxy voting matter, the employee should refrain from responding to the inquiry and immediately notify Batterymarch’s CCO or Proxy Manager.

If one of Batterymarch’s portfolio managers wants to take a public stance with respect to a proxy, the portfolio manager must consult with and obtain the approval of Batterymarch’s CCO before making or issuing a public statement.

(2) Disclosure of Proxy Votes and Policy and Procedures

Batterymarch’s proxy voting agent maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation and the rationale for each vote. The proxy voting agent provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

Batterymarch provides proxy voting summary reports to clients for whom Batterymarch exercises voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements.

Batterymarch will provide all necessary information regarding its proxy voting policies and procedures and proxy voting record to investment managers of registered investment companies for which Batterymarch provides investment advisory or sub-advisory services so that such registered investment companies may disclose such policies and procedures as required under current regulations. The investment companies may utilize such information to file with the SEC, and make available to shareholders, the specific proxy votes that were cast in shareholder meetings of issuers of portfolio securities held by such investment companies, including annual reporting of the proxy voting record on Form N-PX.

Batterymarch must deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of its Proxy Voting Policy and proxy voting guidelines. This summary must include information on how clients may obtain information about how Batterymarch has voted proxies for their accounts and must also state that a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines is available upon request. Such summary may be included in Batterymarch’s Form ADV, Part 2A brochure.

Upon Batterymarch’s receipt of any client request for information on how Batterymarch voted proxies for that client’s account, Batterymarch must promptly provide the client with such requested information in writing.

Batterymarch must create and maintain a record of each client request for proxy voting information or a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Batterymarch’s response. Batterymarch must also maintain copies of written client requests and copies of all responses to such requests.

Client requests for obtaining information about Batterymarch’s proxy voting record for securities held in client account portfolios or Batterymarch’s Proxy Voting Policy and proxy voting guidelines may be obtained by contacting Batterymarch’s Proxy Manager by telephone at (617) 266-8300, or by writing to:

Batterymarch Financial Management, Inc.
Attention: Proxy Manager
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116 USA

G. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Batterymarch’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Batterymarch may undertake such activism in connection with a proxy or otherwise if and to the extent that Batterymarch determines that doing so is consistent with applicable general fiduciary principles, provided the CCO has approved of the proposed activism.

Absent a specific contrary written agreement with a client, Batterymarch does not: (i) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject; or (ii) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in client accounts is expressly reserved to the client.

IV.	Administration

Any questions regarding the application of these policies and procedures should be referred to Batterymarch’s CCO.

V.	Recordkeeping

Batterymarch’s Compliance Department will maintain the following records relating to these proxy voting policies and procedures for a minimum of six (6) years after the end of the fiscal year in which the event occurred (the first two (2) years in an easily accessible place):

(i) a copy of these proxy voting policies and procedures, including any and all amendments that may be adopted;

(ii) a copy of each proxy statement that Batterymarch receives regarding client securities;

(iii) a record of each vote cast by Batterymarch on behalf of a client;

(iv) documentation relating to the identification and resolution of conflicts of interest;

(v) any documents created by Batterymarch that were material to a proxy voting decision or that memorialized the basis for that decision;

(vi) a copy of each client request for information on how Batterymarch voted proxies on behalf of the client, and a copy of any written response by Batterymarch to any client request for information on how Batterymarch voted proxies on behalf of the requesting client; and

(vii) records showing whether or not Batterymarch has proxy voting authority for each client account.

Batterymarch’s Compliance Department shall also maintain such records as are necessary to allow its registered investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Batterymarch may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system, as well as, on third party records of proxy statements if the third party is able to provide copies of such proxy statements promptly upon request. In addition, Batterymarch may rely on a third party to make and retain, on Batterymarch’s behalf, records of votes cast by Batterymarch on behalf of clients if the third party is able to provide a copy of such records promptly upon request.

Revised: February 27, 2012

ISS 2012 International Proxy Voting Summary Guidelines

(Updated December 19, 2011)

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS’ Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS’ institutional clients.

ISS’ robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS’ policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company’s governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS’ Benchmark International Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact usresearch@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

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1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

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Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

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Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

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Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

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Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

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Transact Other Business

Vote AGAINST other business when it appears as a voting item.

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2.	BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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ISS Classification of Directors — International Policy 2011

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material(5) connection with the dissident, either currently or historically;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative(1) provides) professional services(2) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(3));

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative(1) of a current employee of the company or its affiliates;

•	Relative(1) of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.(4)

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material(5) connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

(1)	“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(2)	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(3)	A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

(4)	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

(5)	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

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Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

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Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

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Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

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Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

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Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4.	COMPENSATION

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

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Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

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5.	OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

*****

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

*****

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

*****

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

*****

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

*****

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

*****

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

*****

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

APPENDIX E

BlackRock Capital and BlackRock

(Updated December 2011)

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called “shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), which reports to the equity portfolio management business and is considered an investment function. BlackRock maintains regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional Corporate Governance Committee. The Corporate Governance Committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Corporate Governance Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the Corporate Governance Group’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock,

BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees reserve the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

•	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

(Updated February 2012)

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles — 2011.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

•	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives of the company

•	An equity ownership in the company in excess of 20%

Age limits/term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Corporate political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, and such processes should include a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting where there seems to be either a significant potential threat or realized harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

APPENDIX F

ClearBridge

Proxy Voting Policies and Procedures

(Amended as of March 6, 2012)

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up-to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

C.	Third Party Proxy Voting Firm — Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a. We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7. Director Qualifications

a. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b. We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2. Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3. Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2. Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b. We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b. We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8. Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1. Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2. Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

a. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4. Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6. Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a. We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b. We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11. Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12. Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14. Shareholder Proposals Recording Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote for shareholder proposals to put option repricing to a shareholder vote.

d. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a. For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (›50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3. Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b. the percentage of sales, assets and earnings affected;

c. the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d. whether the issues presented should be dealt with through government or company-specific action;

e. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f. whether the company’s analysis and voting recommendation to shareholders is persuasive;

g. what other companies have done in response to the issue;

h. whether the proposal itself is well framed and reasonable;

i. whether implementation of the proposal would achieve the objectives sought in the proposal; and

j. whether the subject of the proposal is best left to the discretion of the board.

2. Among the social and environmental issues to which we apply this analysis are the following:

a. Energy Efficiency and Resource Utilization

b. Environmental Impact and Climate Change

c. Human Rights and Impact on Communities of Corporate Activities

d. Equal Employment Opportunity and Non Discrimination

e. ILO Standards and Child/Slave Labor

f. Product Integrity and Marketing

g. Sustainability Reporting

h. Board Representation

i. Animal Welfare

L.	Miscellaneous

1. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3. Operational Items

a. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f. We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX G

Columbia Management

Proxy Voting Guidelines

(Effective January 1, 2012)

Set forth on the following pages are guidelines adopted and used by Columbia Management Investment Advisers, LLC (the “Adviser”, “We”, “Us” or “Our”) in voting proxies (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:
Independence — A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.
Attendance — A nominee who failed to attend at least 75% of the board’s meetings.
Over Boarding — A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.
Committee Membership — A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.
Audit Committee Chair — A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.
Board Independence — A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.
Interlocking Directorship — A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.
Poor Governance — A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director — Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock — Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock — Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock — Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues — Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues — General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues — Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues — Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues — Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues — Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues — Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

PROXY VOTING POLICY

Type of Policy:	Columbia Management/Adviser

Last Review Date:	November/2011

Applicable Regulatory Authority:	Rules 204-2, 204-3 and 206(4)-6 under the Investment Advisers Act of 1940 and instructions to Form ADV Rule 30b1-4 under Investment Company Act of 1940 and Forms prescribed, including Form N-1A, Form N-CSR and Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Related Policies:	Records and Information Management Policy Annual Client Mailing Policy Regulatory Filings and Disclosure Policy

Applicability:	Affiliated Funds (CM) Institutional Accounts Trust Accounts Corporate Accounts Columbia Management Investment Advisers (as sub-adviser to 3rd party funds)

Policy(ies) Formerly Known As:	CM: Proxy Voting Policy RVS: Proxy Voting Procedures

Explanation/Summary of Regulatory Requirements

Registered investment advisers are subject to rules that require an investment adviser that exercises proxy voting authority with respect to client securities to:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best economic interest of its clients;

•	describe its proxy voting procedures to its clients and provide copies on request;

•	disclose to clients how they may obtain information on how the adviser has voted their proxies;

•	address how the adviser resolves material conflicts of interest between its interests and those of its clients;

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

•	comply with certain recordkeeping requirements with respect to proxy voting; and

•	vote proxies for Employee Retirement Income Security Act (“ERISA”) accounts for which it is an investment adviser, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Investment Advisers, LLC (“CMIA”) has adopted and implemented the Proxy Voting Policy (the “Policy”), which it believes is reasonably designed to:

•	ensure that proxies are voted in the best economic interest of clients;

•	address material conflicts of interest that may arise; and

•	comply with disclosure and other requirements in connection with its proxy voting responsibilities.

Policy

As a fiduciary, CMIA owes its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf. This Policy memorializes how CMIA meets these requirements in voting its clients’ proxies.

Vested Discretionary Voting Authority.  Proxies regarding client securities for which CMIA has authority to vote will, unless CMIA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMIA to be in the best economic interests of its clients without regard to any resulting benefit or detriment to CMIA, its employees or its affiliates. In addition, with respect to ERISA accounts, CMIA has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as CMIA determines in its sole and absolute discretion. In the event a client believes that its interests require a different vote, CMIA will vote as the client clearly instructs, provided CMIA receives such instructions in time to act accordingly. CMIA endeavors to vote all proxies of which it becomes aware prior to the vote deadline; however, in certain limited circumstances, CMIA may determine to refrain from voting (see Foreign Securities and Securities on Loan below).

No Discretionary Voting Authority.  In certain limited circumstances when CMIA is not vested with discretionary authority to vote a client’s proxies (i.e., when the client retains voting discretion), CMIA will administer proxy voting on behalf of the client in accordance with the client’s voting guidelines, or the client will vote its own proxies, or the client’s agent will vote its proxies on behalf of the client.

Proxy Voting Guidelines.  CMIA has adopted proxy voting guidelines covering certain types of proposals. The guidelines indicate whether to vote for, against or abstain from a particular proposal, or whether the matter should be considered on a case-by-case basis. CMIA may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including from one and/or more third party research providers in situations when the guidelines do not contemplate a particular proposal; however, CMIA reserves the right to consider each proxy vote, whether covered by the guidelines or a third-party recommendation, based on the facts and circumstances of the proposal presented, and submit a vote that it believes is in the best economic interests of clients. CMIA may from time to time vote a proposal in a manner contrary to one or more other affiliates. CMIA regularly reviews and may amend the guidelines based on, among other things, industry trends and proposal frequency.

Portfolio Managers and Analysts (collectively, “Investment Professionals”).  In circumstances where proposals are not covered by the guidelines or a voting determination must be made on a case-by-case basis (“Proxy Referrals”) an Investment Professional will make the voting determination. In either circumstance, the Investment Professional must vote in the clients’ best economic interest and must comply with the conflict of interest practices (described below).

Proxy Referrals for Passive Index Accounts.  Proxy Referrals for a security that is held only within a passive index account managed by CMIA’s Quantitative Strategies Group or CMIA’s Tax Efficient Structured Equity Group and not in any other account within CMIA, will be voted in accordance with the recommendations of a third party research provider selected by CMIA or as specified by the client.

Conflicts of Interest.  For purpose of this Policy, a conflict of interest is a relationship or activity engaged in by CMIA or a CMIA employee that creates an incentive (or appearance thereof) to favor the interests of CMIA, or the employee, rather than the

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

clients’ interests. For example, CMIA may have a conflict of interest if either CMIA has a significant business relationship with a company that is soliciting a proxy, or if a CMIA employee who is involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMIA’s decision on the particular vote at issue. CMIA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, and by observing procedures that are intended to prevent when practicable and manage material conflicts of interest. In all cases in which there is deemed to be a material conflict of interest, CMIA will seek to resolve the conflict in the clients’ best interests. CMIA considers: (1) proxies solicited by open-end and closed-end investment companies for which CMIA serves as an investment adviser or principal underwriter; and (2) proxies solicited by Ameriprise Financial, Inc. to present a material conflict of interest for CMIA. Consequently, these proxies will be voted following one of the conflict of interest management practices discussed below.

In the case of Proxy Referrals, or when a CMIA Investment Professional believes that voting contrary to the guidelines may be in the best economic interest of CMIA’s clients, CMIA may use its discretion to vote the proxy, provided that: (1) the proxy does not involve companies with which CMIA has a significant business relationship; and (2) the relevant CMIA investment personnel (i.e. Investment Professionals or Members of the CMIA Proxy Voting Sub-Committee) who have disclosed any personal conflict of interest circumstances to CMIA’s Conflicts Officer do not vote on the matter. If an Investment Professional or Member of the Proxy Voting Sub-Committee has a personal conflict of interest, he will be recused from participating in the proxy vote at issue.

If the Conflicts Officer, Proxy Voting Sub-Committee, or the Chairperson of the Proxy Voting Sub-Committee determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMIA will invoke one or more of the following conflict management practices:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMIA’s proxy voting agent);

•	Causing the proxies to be delegated to an independent third party, which may include CMIA’s proxy voting agent; or

•	In unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to CMIA’s clients so that they may vote the proxies directly.

Proxy Voting Agent.  In providing proxy voting administration services to clients, CMIA relies on the services of a designated third-party service provider.

Disclosures.  CMIA’s Proxy Voting Policy and procedures are summarized in its Form ADV, which is filed with the Securities and Exchange Commission (“SEC”) and furnished to clients. In addition, CMIA will provide clients with a copy of its policies upon request. Advisory clients may obtain information on how their proxies were voted by CMIA. However, CMIA will not selectively disclose its investment company clients’ proxy voting records to third parties. CMIA will provide proxy voting records of its registered investment company clients to such clients as their agents for disclosure on Form N-PX.

Foreign Securities.  While CMIA will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. Certain non-U.S. countries require securities to be blocked prior to a vote. CMIA typically will not vote securities in shareblocking countries as the need for liquidity outweighs the benefit of voting. There may also be additional costs associated with voting in non-U.S. countries such that CMIA may determine that the cost of voting outweighs the potential benefit.

Securities on Loan.  Some of CMIA’s clients may participate in securities lending programs. In these situations, in which CMIA is responsible for voting a client’s proxies, CMIA will work with the client to determine whether there will be situations in which securities loaned out under these lending arrangements will be recalled for the purpose of exercising voting rights. In certain circumstances securities on loan may not be recalled due to clients’ preferences or due to circumstances beyond the control of CMIA.

Primary Persons/Business Units Affected by Policy

All employees are responsible for knowing and adhering to the firm’s policies and procedures. However, this Policy applies primarily to:

•	Proxy Voting Sub-Committee;

•	Proxy Administration (the “Proxy Team”);

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

•	the Investment groups (particularly, Portfolio Managers and Chief Investment Officer’s Office);

•	Research Analysts;

•	Client Administration;

•	Asset Management Compliance (“AMC”); and

•	Legal.

AMC and business groups to which this Policy directly applies must adopt written procedures to implement this Policy.

Supervision

Managers and supervisory personnel are responsible for ensuring that their employees understand and follow this Policy and any applicable procedures adopted by their group to implement the Policy. The Proxy Team has ultimate responsibility for the implementation of this Policy and the Proxy Voting Sub-Committee has oversight responsibility.

Escalation

With the exception of conflicts of interest-related matters, any issue arising under this Policy, including exception requests, should be escalated to the Proxy Voting Sub-Committee accompanied by written documentation. Issues involving potential or actual conflicts of interest should be promptly communicated in writing to the CMIA Conflicts Officer. Any exceptions will be further escalated to the Chief Compliance Officer or senior management, as appropriate.

Monitoring/Oversight

AMC and Internal Audit perform periodic compliance reviews and audits of CMIA’s compliance with this Policy.

Disclosure

CMIA must provide information regarding its proxy voting policies and procedures, including information about any conflicts of interests and the policies to address such conflicts, and disclose how clients can obtain information about how their securities were voted. CMIA’s practices related to this Policy are disclosed in the following:

☐	Not Applicable
☒	Form ADV
☐	Mutual Fund Prospectus
☒	Mutual Fund Statements of Additional Information (at the discretion of the fund)
☐	Private Placement Memorandum
☒	Funds’ Web sites
☒	Advisory Contract
☐	Other (Identify)

Recordkeeping

The Proxy Team is primarily responsible for maintaining records created with respect to this Policy and the procedures adopted to implement it. Such records will include, but are not limited to, corporate issuer proxy statements and ballots (unless otherwise available on the SEC’s EDGAR website), reports from third-party research providers, internal memos between and among CMIA personnel, communications between CMIA and corporate issuers or clients pertaining to proxy voting matters, proxy voting policies, procedures and guidelines, proxy voting records for each meeting voted on behalf of clients, the number of shares voted by account and how each proxy was voted.

The Proxy Team may, in its discretion, delegate maintenance and retention of some or all of these proxy voting records to its designated third-party proxy voting agent. All proxy voting records will be maintained on site for a minimum of two years for each 12-month period ending June 30, and for a minimum of six years off site, in accordance with applicable law.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

APPENDIX H

DFA

(Effective Date: February 21, 2012)

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFAA”) (Dimensional, DFAL and DFAA are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors’ duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the

“Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors’ clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties,

1   As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client...For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA § 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor’s voting of its clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors’ responses (whether a client’s request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

APPENDIX (DFA)

U.S. PROXY VOTING CONCISE GUIDELINES
Effective for Meetings on or after February 1, 2012

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability

2. Board Responsiveness

3. Director Independence

4. Director Competence

1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder — approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD or AGAINST every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

1   In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2   A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within 12 months prior to the upcoming shareholder meeting.

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

-	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

-	Specific actions taken to address the issues that contributed to the low level of support;

-	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	The board failed to act on takeover offers where the majority of shares are tendered;

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who: 4.3. Sit on more than six public company boards3; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Voting for Director Nominees in Contested Elections*

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access4

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors: Company-specific factors; and Proposal-specific factors, including:

-	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

-	The maximum proportion of directors that shareholders may nominate each year; and

-	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Shareholder Rights & Defenses*

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

-	An annually elected board;

-	A majority vote standard in uncontested director elections; and

-	The absence of a poison pill, unless the pill was approved by shareholders.

3   Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.
*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
4   Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies. Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

Poison Pills — Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills — Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[5] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

5   “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING*

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

-	The company’s use of authorized shares during the last three years

•	The Current Request:

-	Disclosure in the proxy statement of the specific purposes of the proposed increase;

-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

-	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

-	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

-	Disclosure in the proxy statement of the specific purposes for the proposed increase;

-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

-	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

-	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:

-	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

-	The new class of shares will be transitory;

The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION*

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors,

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay — MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);

The company maintains significant problematic pay practices;

The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

-	Magnitude of pay misalignment;

-	Contribution of non-performance-based equity grants to overall pay; and

-	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[6] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;

The ratio of performance-based compensation to overall compensation;

The completeness of disclosure and rigor of performance goals;

The company’s peer group benchmarking practices;

Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements; Incentives that may motivate excessive risk-taking; and Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

6   The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

•	New or extended agreements that provide for:

-	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

-	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

-	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

on the Board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

-	The company’s response, including:

[ ]	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

[ ]	Specific actions taken to address the issues that contributed to the low level of support;

[ ]	Other recent compensation actions taken by the company;

-	Whether the issues raised are recurring or isolated;

-	The company’s ownership structure; and

-	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans*

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits repricing;

A pay-for-performance misalignment is found;

The company’s three year burn rate exceeds the burn rate cap of its industry group;

The plan has a liberal change-of-control definition; or

The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

APPENDIX (DFA)

2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES±
Effective for Meetings on or after February 1, 2012

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

±  This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.#

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.*

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS Classification of Directors — International Policy 2011

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections*

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	Capital Structure*

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	Compensation*

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5.	Other Items

Reorganizations/Restructurings*

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Mergers and Acquisitions*

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

*   See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

APPENDIX I

Eaton Vance
PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.	Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The

Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.	Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.	Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.	Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•	In the case of a Fund, its board of directors, any committee, subcommittee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003
As Revised August 10, 2009

APPENDIX J

Franklin

Proxy Voting Policies & Procedures

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility, or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client.[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);.[2]

1   For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
2   The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4.	The issuer is a significant executing broker dealer;.[3]

5.	An Access Person.[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member.[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

3   The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
4   “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
5   The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors:  The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors:  Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues:  Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure:  Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues:  As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance:  Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

15.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires.

16.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

17. At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

(Updated as of January 3, 2012)

APPENDIX K

Invesco

I.2.  PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A.	POLICY STATEMENT

Introduction

Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B.	OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.  Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.	Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest.  If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds.  Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C.	RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

APPENDIX L

JP Morgan

Part I: Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action.2

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

1   Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.
2   The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a.  Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest;

qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals:  tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.  Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.  Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.  Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d.  Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.  Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.  Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.  Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b.  Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.  Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.  Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.  Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.  Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.  Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.  Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.  Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.  Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.  Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.  Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.  Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.  Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.  Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.  Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.  Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.  Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.  Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.  Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.  Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.  Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.  Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.  Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.  Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.  Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.  Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.  Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.  Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.  Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.  Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.  Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.  Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote — even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one-and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.  Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.  Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.  Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-

triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e.  401 (k) Employee Benefit Plans

Vote for proposals to implement a 401 (k) savings plan for employees.

9f.  Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g.  Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9h.  Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i.  Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9j.  Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k.  Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.  Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b.  Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.  Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.  Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.  Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.  Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.  Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.  Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.  Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.  Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.  Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b.  Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.  International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.  Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.  World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.  Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.  Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h.  Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.  Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.  Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.  High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/

Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

APPENDIX M

Janus

Proxy Voting Guidelines
(Updated March 2012)

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

9. Janus will generally vote with management regarding proposals to declassify a board.

10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

15. Janus will generally vote in favor of proposals requiring the expensing of options.

16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22. Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

24. Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

25. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

Janus will generally vote in favor of proposals relating to the issuance of dividends.

26. Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

27. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

28. Janus will generally oppose proposals for different classes of stock with different voting rights.

29. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

30. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

31. Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

33. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

34. Janus will evaluate plans of reorganization on a case-by-case basis.*

35. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

36. Janus will generally vote in favor of proposals regarding changes in company name.

37. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

38. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

39. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

40. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

41. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

42. Janus will generally vote in favor of proposals to require that voting be confidential.

43. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

44. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

45. Janus will vote against proposals to approve “other business” when it appears as voting item.

46. Janus will vote on proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Proxy Voting Procedures
(Updated March 2012)

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

General Policy.  Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy.  On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.  The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group.  The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines. The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.  Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review

1 All references to portfolio managers include assistant portfolio managers.

only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines.  In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.  Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest.  The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.  Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

APPENDIX N

Jennison

PROXY VOTING POLICY AND PROCEDURES

I.	Introduction

Jennison Associates LLC (the “Adviser”) has adopted the following “Proxy Voting Policy and Procedures” (“Policy”), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as “Investment Professionals”) who are responsible for discharging the Adviser’s proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser’s clients1.

II.	Statement of Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act be made available to clients.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking,” where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

III.	Procedures

A. Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client’s investment advisory contract with the Adviser.

Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser’s standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client’s proxies and vote in accordance with a client’s own guidelines (collectively, “Client Guidelines”). Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.

Proxy Voting

1. Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed as deemed necessary by the Adviser’s Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues. Nevertheless, the Adviser’s Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

1   In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

2. Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Adviser’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client’s Guidelines.

3. Quantitatively Derived Holdings and Jennison Managed Accounts

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, the Adviser has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Adviser’s guidelines. Additionally, in those circumstances where no specific Adviser guideline exists, the Adviser will vote using the recommendations of the proxy voting vendor.

4. Review of Recommendations

The Adviser’s Investment Professionals have the ultimate responsibility determine how to vote proxies to accept or reject any proxy voting recommendation — as determined by the Adviser’s Guidelines (“Recommendation”). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before the proxy voting vendor casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit (such as security lending, see section 6 below); or

•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

5. Addressing Potential Material Conflicts of Interest

There may be instances where the interest of the Adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

The Adviser may adopt such processes it deems necessary to identify Material Conflicts. When a potential material conflict exists, the Investment Professional (or other designated personnel) must complete the Proxy Voting For Conflicts Documentation Form and submit it to Operations.

The Adviser’s Proxy Voting Committee will consider the facts and circumstances of all proxy votes where a potential material conflict of interest is identified and the recommendation is to override the Adviser’s guidelines. In making the determination as to how to vote the proxy, the Adviser’s Proxy Voting Committee may review the following factors, including but not limited to:

•	Whether the issuer is a client of the Adviser.

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the Investment Professional’s decision

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

•	Whether the vote should be delegated to an independent third party or request an independent third party to provide a recommendation on the vote.

All votes that would override the Adviser’s Guidelines and involve a potential material conflict of interest, require the approval of the CEO and CCO of the Adviser.

Additionally, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

6. Lending

Jennison may identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, one must begin the process PRIOR to the record date of the proxy. This is extremely difficult to accomplish as the Adviser is rarely made aware of the record date in advance.

B. Proxy Voting Committee

The Adviser’s Proxy Voting Committee will consist of representatives from Operations, Risk, Legal, and Compliance.. It will meet quarterly and as deemed necessary to address potential Material Conflicts as further described above. The Adviser’s Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide whether to approve the vote recommendation or override requests made by Investment Professionals.

•	Review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

•	Review the Policy annually for adequacy and effectiveness and recommend and adopt changes to the Policy as needed.

•	Review all overrides by Investment Professionals to confirm that proper override and conflict checking procedures were followed.

•	Review proxy voting reports to determine voting consistency with guidelines and this Policy.

•	Review the performance of the proxy voting vendor and determine whether the Adviser should continue to retain their services.

•	Review the Adviser’s voting record (or applicable summaries of the voting record).

•	Oversee compliance with the regulatory disclosure requirements.

IV.	Compliance Monitoring

The Adviser’s Chief Compliance Officer shall be responsible for the administration of this Policy.

A. Supervisory Review

The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all overrides evidenced by signing the completed Proxy Guideline Override Form.

V.	Client Reporting

A. Disclosure to Advisory Clients

The Adviser will provide a copy of this Policy and the Adviser’s Guidelines upon request from a client.

The Adviser will also provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

B. Compliance Reporting for Investment Companies

Upon request, the Adviser will provide to each investment company board of directors or trustees for which the Adviser acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including but not limited to, information required for them to meet their filing of Form NP-X.

VI.	Recordkeeping

Either the Adviser or proxy voting vendor as indicated below will maintain the following records:

•	A copy of the Policy (Adviser)

•	A copy of the Guidelines i.e. Adviser or client specific guidelines (Adviser and proxy voting vendor)

•	A copy of each proxy statement received by the Adviser regarding client securities (proxy voting vendor);

•	A record of each vote cast by the Adviser on behalf of a client (proxy voting vendor);

•	A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

•	A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

•	Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.	Policies and Procedures Revisions

This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment, or revision may be made only by the Adviser’s Proxy Voting Committee in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

Effective: October 5, 2004
Revised: March 30, 2012

APPENDIX O

Lazard

PROXY VOTING POLICY

A.	Introduction

Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C.	General Administration

1.	Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•	For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.	Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.	Conflicts of Interest

1.	Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.	Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

(Updated January 2011)

APPENDIX P

MFS

PROXY VOTING POLICIES AND PROCEDURES

(Updated March 1, 2012)

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX Q

MSIM

PROXY VOTING POLICY AND PROCEDURES

(Revised October 1, 2011)

I.  Policy Statement

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.  Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.  Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.  Statutory auditor boards.  The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.  Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.  Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.  Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.  Auditors.  We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.  Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.  Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.  Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.  Administration Of Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private

Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX R

NFJ

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•	Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•	Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process;

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

•	When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Form ADV Part 2A, Brochure or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Version 1.3 — Effective August 1, 2003
Revised December 31, 2007

APPENDIX S

Oppenheimer

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
(as of March 1, 2011) and
PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds.  Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds.  OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless:(i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund and its shareholders and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•	If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•	If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS
PORTFOLIO PROXY VOTING GUIDELINES
(dated as of March 1, 2011)

1.0 OPERATIONAL ITEMS

1.1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2 Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3 Change Company Name.

•	Vote WITH Management.

1.1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0 THE BOARD OF DIRECTORS

2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•	WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3 Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Establishment of Board Committees

•	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6 Require Majority Vote for Approval of Directors

•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7 Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8 Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9 Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11 Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•	A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13 Stock Ownership Requirements

•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4 Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7 Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12 Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16 Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

•	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2 Director Compensation

•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•	detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive. In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6 Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay

•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16 Pay-for-Performance

•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17 Pay-for-Superior-Performance Standard

•	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21 Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22 Tax Gross-Up Proposals

•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•	the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0 OPERATIONAL ITEMS

1.1.7 Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8 Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.9 Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10 Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3 Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4 Remuneration of Auditors

•	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5 Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0 THE BOARD OF DIRECTORS

2.14 Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3 Poison Pills

•	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8 Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9 Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10 Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11 Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.16 Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17 Related-Party Transactions

•	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18 Expansion of Business Activities

•	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0 CAPITAL STRUCTURE

7.12 Pledge of Assets for Debt

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13 Increase in Authorized Capital

•	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14 Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15 Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16 Convertible Debt Issuance Requests

•	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17 Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18 Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19 Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20 Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.21 Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22 Retirement Bonuses for Directors and Statutory Auditors

•	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

APPENDIX T

Pacific Asset Management

Proxy Voting Policies and Procedures

Summary:
The purpose of these procedures is to describe how Pacific Asset Management, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:
Pacific Asset Management has implemented Proxy Voting Policies and Procedures (Policies) that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of its advisory clients for whom Pacific Asset Management has voting authority. The Policies address, among other things, conflicts of interest that may arise between Pacific Asset Management’s interest and its clients’ interest. Pacific Asset Management will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships.

Given the nature of the portfolios managed, Pacific Asset Management does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to Pacific Asset Management all proxy materials. When proxy materials are received, Operations verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, Operations follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, Pacific Asset Management will direct the Custodian to vote in accordance with Pacific Asset Management’s instructions.

Pacific Asset Management’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. Pacific Asset Management Analysts review all proxies that are received on an individual basis, weighing Pacific Asset Management’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of the account beneficiaries. Pacific Asset Management will seek to determine the business benefits of corporate actions as well as the social costs of such actions. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate Pacific Asset Management Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Director of Compliance. Pacific Asset Management tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify

T-1

affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

From time to time, voting securities may be held in client portfolios as a result of corporate actions or because equity securities may be attached to debt securities purchased by the portfolio, although such positions are expected to be minimal. Compliance will provide proxy voting information to the client where applicable. It is not expected that voting securities will be held in money market portfolio(s).

For mutual funds, proxy filing information is reported to the SEC via the annual Form N-PX. Pacific Asset Management Compliance collects proxy-voting information for purposes of filing Form N-PX on an annual basis. All records regarding these filings are kept by PLFA Fund Compliance in accordance with applicable retention requirements. A record of each decision is maintained by Compliance for at least two years. All analyst memoranda dealing with issues and recommendations are retained in accordance with applicable records retention requirements.

Oversight Controls:
Proxy processing is the responsibility of Operations. Any vote not clearly within the guidelines stated above is reviewed by the Director of Compliance along with members of senior management of Pacific Asset Management. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the Director of Compliance will be notified. Such votes shall be discussed with and approved by the Director of Compliance. On a quarterly basis the Director of Compliance reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:
Votes not covered by the above-stated guidelines and contested situations are approved by the Director of Compliance. Any errors will be addressed with the Director of Compliance. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the Chief Compliance Officer (CCO).

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APPENDIX U

PIMCO

Proxy Voting Policies & Procedures

May 2010

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a)	In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)	Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”) to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.
2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

c)	All Other Securities. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security.

If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO’s policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

a)	Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“RM Guidelines”). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b)	All Securities Not Covered by the ISP. The following applies to (i) votes and consents with respect to fixed income securities, (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and (iii) proxies for which, as described below, a PM determines to override the ISP’s voting recommendation. In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•	If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•	If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)	Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•	having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3)	The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

c)	Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

d)	Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C.	Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities

a)	The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO. PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentage of the outstanding shares of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the shareholder meeting and the response deadline;

•	Whether the proposal is being made by management or a shareholder;

•	Management’s recommendation with respect to the proposal;

•	The ISP recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•	Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.

c)	When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2.	Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a)	Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO’s Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

b)	Vote. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)	Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)	Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

3.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

4.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D.	U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E.	PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.	Review and Oversight

PIMCO’s Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

Effective Date: August 2003

Revised Dates:	May 2007
May 2010

Appendix

The Industry Service Provider for Equity Securities proxy voting is RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

APPENDIX V

SSgA FM

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV; 2) provides the client with this written proxy policy, upon request; 3) discloses to its clients how they may obtain information on how FM voted the client’s proxies; 4) matches proxies received with holdings as of record date; 5) generally applies its proxy voting policy consistently and keeps records of votes for each client; 6) documents the reason(s) for voting for all non-routine items; and 7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I.	DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor,

• Does the nominee provides professional services to the issuer,

• Has the nominee attended an appropriate number of board meetings, or

• Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

• CEOs of public companies who sit on more than three public company boards.

• Nominees who sit on more than six public company boards.

• SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

• SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

• SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

• SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

• Proposals to restore shareholders’ ability to remove directors with or without cause.

• Proposals that permit shareholders to elect directors to fill board vacancies.

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

• Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

• Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II.	AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III. CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV.	MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• At the time of voting, the current market price of the security exceeds the bid price

V.	ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI.	REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plans plan are:

Excessive voting power dilution:  To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

• Number of participants or eligible employees;

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

• Grants to individuals or very small groups of participants;

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

• The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

• Below market rate loans to officers to exercise their options;

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control;

• Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants:  Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing:  SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases:  If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments:  If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

• Expansions to reporting of financial or compensation-related information, within reason

• Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

• Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

• General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

• Repeals, prohibitions or adoption of anti-greenmail provisions

• Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

• Proposals asking companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy; 2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database); 3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so); 4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

(Updated March 2012)

APPENDIX W

T. Rowe Price

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

(Updated January 2012)

APPENDIX X

UBS Global AM

A.	Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2. As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

•	An effective Chairman is key;

•	The roles of Chairman and Chief Executive generally should be separated;

•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;

•	The Board should include executive and non-executive directors; and

•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

•	The Board should ensure that at all times:

•	Appropriate management succession plans are in place;

•	The interests of executives and shareholders are aligned;

•	The financial audit is independent and accurate;

•	The brand and reputation of the company is protected and enhanced;

•	A constructive dialogue with shareholders is encouraged; and

•	It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

•	Economic value resulting from acquisitions or disposals;

•	Operational performance;

•	Quality of management;

•	Independent non-executive directors not holding executive management to account;

•	Quality of internal controls;

•	Lack of transparency;

•	Inadequate succession planning;

•	Poor approach to corporate social responsibility;

•	Inefficient management structure; and

•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B.	Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation

1. General Guidelines
a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
1. View of management is Favorable. 2. View of management is Un-Favorable.
b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.
e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
1. While we support management, this proposal should be voted on by shareholders.
2. Board of Directors and Auditors
a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.
1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.
b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.
1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors not appropriate.

6. Not Independent, serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

Macro Rationale	Explanation

3. Compensation
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
1. Transparency in compensation is desired.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.
1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.
b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.
d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.
1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders interests.

Macro Rationale	Explanation

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.
f. We generally do not oppose management’s recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.
h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.
1. A director resignation policy is in place. 2. A director resignation policy is not in place.
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.
1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.
1. Special interest proposals should not be addressed in the proxy.
c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
1. Proposal poses an unnecessary economic cost on the company

Macro Rationale	Explanation

8. Administrative and Operations
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.
1. Regulatory agencies do not require this action.
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.
1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C.	Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I.	Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

•	To review, approve and oversee the implementation of the Global Corporate Governance Principles.

•	Keep abreast of and share trends in corporate governance and update these principles as necessary.

•	To provide a forum for discussing corporate governance issues between regions.

•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Engage and oversee any independent proxy voting services being used.

•	Oversee the activities of the Local Corporate Governance Committees.

•	Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

•	Keep abreast of and share trends in corporate governance and update local policy as necessary.

•	Provide a forum for discussing corporate governance issues within a region.

•	Oversee the proxy voting process.

•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.

•	Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

•	On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

•	We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.

•	These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

•	Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

•	If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

•	All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

•	If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may

•	Formally communicate with the Chairman of the Board or the full Board of Directors;

•	Withdraw our support for the common stock;

•	Reflect our positions in our proxy vote opportunities; or

•	Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV.	Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

•	Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;

•	Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

•	Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;

•	Implement procedures to vote proxies in accordance with client direction if applicable; and

•	Conduct periodic due diligence on any proxy voting services being employed.

V.	Proxy Voting Disclosure Guidelines

General

•	Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Companies may be provided with the number of shares we own in them.

•	Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI.	Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

•	Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

•	Our policies and procedures;

•	Proxy statements received;

•	Votes cast per client;

•	Number of shares voted;

•	Communications received and internal documents created that were material to the voting decision; and

•	A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Effective May 13, 2008

APPENDIX Y

Western Asset

PROXY VOTING POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No.	15-17595-31 484-12A